AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 1998

                                                Securities Act File No.
                                        Investment Company Act File No. 811-6669

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ________________

/ /PRE-EFFECTIVE AMENDMENT NO.                   / /POST-EFFECTIVE AMENDMENT NO.

                        (CHECK APPROPRIATE BOX OR BOXES)
                                ________________

                   MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                ________________

                                 (609) 282-2800
                        (AREA CODE AND TELEPHONE NUMBER)
                                ________________

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                     NUMBER, STREET, CITY, STATE, ZIP CODE)
                                ________________

                                  ARTHUR ZEIKEL
                   MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                ________________

                                   Copies to:

  FRANK P. BRUNO, ESQ.                            PHILIP L. KIRSTEIN, ESQ.
    BROWN & WOOD LLP                        MERRILL LYNCH ASSET MANAGEMENT, L.P.
 ONE WORLD TRADE CENTER                            800 SCUDDERS MILL ROAD
NEW YORK, NY 10048-0557                             PLAINSBORO, NJ 08536
                                ________________

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
                                ________________

     Title of Securities Being Registered: Common Stock, Par Value $.10 per share.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================



                   MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                              CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933
FORM N-14                                                                        PROXY STATEMENT AND
ITEM NO.                                                                         PROSPECTUS CAPTION
---------                                                          ------------------------------------------------
 PART A
 ------
 Item 1.        Beginning of Registration  Statement
                and  Outside  Front  Cover  Page  of
                Prospectus..........................               Registration   Statement   Cover   Page;   Proxy
                                                                   Statement and Prospectus Cover Page

 Item 2.        Beginning  and  Outside  Back  Cover               Table of Contents
                Page of Prospectus..................

 Item 3.        Fee Table,  Synopsis Information and
                Risk Factors........................               Summary; Risk Factors and Special Considerations

 Item 4.        Information about the Transaction...               Summary; The  Reorganization--Agreement  and Plan
                                                                   of Reorganization

 Item 5.        Information about the Registrant....               Proxy  Statement  and  Prospectus   Cover  Page;
                                                                   Summary; Comparison of the Funds; Additional
                                                                   Information

 Item 6.        Information  about the Company Being
                Acquired............................               Proxy  Statement  and  Prospectus   Cover  Page;
                                                                   Summary; Comparison of the Funds; Additional
                                                                   Information

 Item 7.        Voting Information..................               Notice  of  Special  Meeting  of   Stockholders;
                                                                   Introduction; Summary; Comparison of the Funds;
                                                                   Information Concerning the Special Meeting;
                                                                   Additional Information

 Item 8.        Interest  of  Certain   Persons  and               Not Applicable
                Experts.............................

 Item 9.        Additional  Information Required for               Not Applicable
                Reoffering  by Persons  Deemed to be
                Underwriters........................

 PART B
 ------

 Item 10.       Cover Page..........................               Cover Page

 Item 11.       Table of Contents...................               Table of Contents

 Item 12.       Additional   Information  about  the
                Registrant..........................               General Information

 Item 13.       Additional   Information  about  the
                Company Being Acquired..............               General Information

 Item 14.       Financial Statements................               Financial Statements

 PART C
 ------

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.



[Proxy Card Front]

                      MERRILL LYNCH FUND FOR TOMORROW, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY
           This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Susan B. Baker as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Merrill Lynch Fund For Tomorrow, Inc. (the "Fund") held of record by the undersigned on August 25, 1998, at a Special Meeting of Stockholders of the Fund to be held on October 13, 1998, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                (Continued and to be signed on the reverse side)




[Proxy Card Reverse]

1. To approve the Agreement and Plan of Reorganization between Merrill Lynch Fund For Tomorrow, Inc. and Merrill Lynch Fundamental Growth Fund, Inc.

         FOR  / /         AGAINST / /          ABSTAIN  / /

2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

               Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                                   Dated:_____________________________ __, 1998

                                   X___________________________________________
                                                    Signature

                                   X___________________________________________
                                            Signature, if held jointly

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



                        MERRILL LYNCH FUND FOR TOMORROW, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 13, 1998

TO THE STOCKHOLDERS OF
         MERRILL LYNCH FUND FOR TOMORROW, INC.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Fund For Tomorrow, Inc. ("Fund For Tomorrow") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on October 13, 1998 at 9:00 a.m., New York time, for the following purposes:

     (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for the acquisition of substantially all of the assets of Fund For Tomorrow by Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth Fund"), and the assumption of substantially all of the liabilities of Fund For Tomorrow by Fundamental Growth Fund, in exchange solely for an equal aggregate value of newly-issued shares of Fundamental Growth Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Fundamental Growth Fund to stockholders of Fund For Tomorrow in liquidation of Fund For Tomorrow. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Fund For Tomorrow and the termination of its registration under the Investment Company Act of 1940, as amended; and

     (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Fund For Tomorrow has fixed the close of business on August 25, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the stockholders of Fund For Tomorrow entitled to vote at the Meeting will be available and open to the examination of any stockholders of Fund For Tomorrow for any purpose germane to the Meeting during ordinary business hours from and after September 29, 1998 at the offices of Fund For Tomorrow, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Fund For Tomorrow.

                                   By Order of the Board of Directors,

                                   SUSAN B. BAKER
                                   Secretary

Plainsboro, New Jersey
Dated:_______________________, 1998




Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                              SUBJECT TO COMPLETION
      PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED JULY 28, 1998

                      MERRILL LYNCH FUND FOR TOMORROW, INC.
                   MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                 P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                       SPECIAL MEETING OF STOCKHOLDERS OF
                      MERRILL LYNCH FUND FOR TOMORROW, INC.
                                OCTOBER 13, 1998

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Merrill Lynch Fund For Tomorrow, Inc., a Maryland corporation ("Fund For Tomorrow"), for use at the Special Meeting of Stockholders of Fund For Tomorrow (the "Meeting") called to approve or disapprove the proposed reorganization whereby Merrill Lynch Fundamental Growth Fund, Inc., a Maryland corporation ("Fundamental Growth Fund"), will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Fund For Tomorrow, in exchange solely for an equal aggregate value of newly-issued shares of Fundamental Growth Fund (the "Reorganization"). Immediately upon the receipt by Fundamental Growth Fund of the assets of Fund For Tomorrow and the assumption by Fundamental Growth Fund of the liabilities of Fund For Tomorrow, Fund For Tomorrow will distribute the shares of Fundamental Growth Fund received in the Reorganization to the stockholders of Fund For Tomorrow. Thereafter, Fund For Tomorrow will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will dissolve in accordance with the laws of the State of Maryland.

     Holders of shares of Fund For Tomorrow will receive that class of shares of Fundamental Growth Fund having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges ("CDSCs")), if any (the "Corresponding Shares"), as the shares of Fund For Tomorrow held by them immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Fundamental Growth Fund to be issued to the stockholders of Fund For Tomorrow will equal the aggregate net asset value of the outstanding shares of Fund For Tomorrow as set forth in the Agreement and Plan of Reorganization. Fund For Tomorrow and Fundamental Growth Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. Fundamental Growth Fund following the Reorganization is sometimes referred to herein as the "Combined Fund."

     This Proxy Statement and Prospectus serves as a prospectus of Fundamental Growth Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Fundamental Growth Fund to Fund For Tomorrow pursuant to the terms of the Reorganization.

     Both Fund For Tomorrow and Fundamental Growth Fund are open-end management investment companies that seek to provide stockholders with long-term growth of capital. Fundamental Growth Fund seeks to invest in a diversified portfolio of equity securities, placing particular emphasis on companies that have exhibited above-average growth rates in earnings. Fund For Tomorrow invests in a quality-oriented portfolio of securities, primarily common stock. Using a thematic approach of investing in long-term trends, management of Fund for Tomorrow seeks to identify companies whose products and services are believed to represent attractive investment opportunities. There can be no assurance that, after the Reorganization, Fundamental Growth Fund will achieve its investment objective.

     The current prospectus relating to Fundamental Growth Fund, dated November 26, 1997 (the "Fundamental Growth Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Semi-Annual Report to Shareholders of Fundamental Growth Fund for the six months ended February 28, 1998 also accompanies this Proxy Statement and Prospectus. A statement of additional information relating to Fundamental Growth Fund, dated November 26, 1997 (the "Fundamental Growth Fund Statement"), a prospectus of Fund For Tomorrow dated April 30, 1998 (the "Fund For Tomorrow Prospectus") and a statement of additional information relating to Fund For Tomorrow, dated April 30, 1998 (the "Fund For Tomorrow Statement"), have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing either Fund For Tomorrow or Fundamental Growth Fund at the address above, or by calling 1-800-456-4587, ext. 123.
                                ________________

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                ________________

     This Proxy Statement and Prospectus sets forth concisely the information about Fundamental Growth Fund that stockholders of Fund For Tomorrow should know before considering the Reorganization and should be retained for future reference. Fund For Tomorrow has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     A statement of additional information relating to the Reorganization (the "Statement of Additional Information"), including pro forma financial statements of Fund For Tomorrow and Fundamental Growth Fund, is on file with the Commission. It is available from Fundamental Growth Fund without charge, upon request by calling the toll free telephone number set forth above or by writing Fundamental Growth Fund at its principal executive offices. The Statement of Additional Information, dated [ ], 1998 is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Fundamental Growth Fund Prospectus, the Fund For Tomorrow Prospectus, the
Fundamental Growth Fund Statement, the Fund For Tomorrow Statement, other material incorporated by reference and other information regarding the Funds.

     The address of the principal executive offices of both Fund For Tomorrow and Fundamental Growth Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.
                                ________________

     THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS      [ ], 1998.



                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INTRODUCTION..................................................................1

SUMMARY.......................................................................1

   THE REORGANIZATION.........................................................1
   PRO FORMA FEE TABLE FOR CLASS A AND CLASS B
     STOCKHOLDERS OF FUND FOR TOMORROW,
     FUNDAMENTAL GROWTH FUND  AND THE
     COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)............................3
   PRO FORMA FEE TABLE FOR CLASS C AND CLASS D
     STOCKHOLDERS OF FUND FOR TOMORROW,
     FUNDAMENTAL GROWTH FUND AND THE
     COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)............................5

RISK FACTORS AND SPECIAL CONSIDERATIONS......................................15

COMPARISON OF THE FUNDS......................................................18

   FINANCIAL HIGHLIGHTS......................................................18
   INVESTMENT OBJECTIVES AND POLICIES........................................23
   OTHER INVESTMENT POLICIES.................................................24
   INVESTMENT RESTRICTIONS...................................................25
   MANAGEMENT................................................................25
   PURCHASE OF SHARES........................................................27
   REDEMPTION OF SHARES......................................................27
   PERFORMANCE...............................................................27
   SHAREHOLDER RIGHTS........................................................28
   DIVIDENDS AND DISTRIBUTIONS...............................................29
   TAX INFORMATION...........................................................29
   PORTFOLIO TRANSACTIONS....................................................29
   PORTFOLIO TURNOVER........................................................29
   ADDITIONAL INFORMATION....................................................30

THE REORGANIZATION...........................................................31

   GENERAL...................................................................31
   PROCEDURE.................................................................31
   TERMS OF THE AGREEMENT AND PLAN OF
     REORGANIZATION..........................................................32
   POTENTIAL BENEFITS TO STOCKHOLDERS AS A
     RESULT OF THE REORGANIZATION............................................33
   TAX CONSEQUENCES OF THE REORGANIZATION....................................34
   CAPITALIZATION............................................................35

INFORMATION CONCERNING THE SPECIAL MEETING...................................36

   DATE, TIME AND PLACE OF MEETING...........................................36
   SOLICITATION, REVOCATION AND USE OF PROXIES...............................36
   RECORD DATE AND OUTSTANDING SHARES........................................37
   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     AND MANAGEMENT OF FUND FOR TOMORROW AND
     FUNDAMENTAL GROWTH FUND.................................................37
   VOTING RIGHTS AND REQUIRED VOTE...........................................37

ADDITIONAL INFORMATION.......................................................38

LEGAL PROCEEDINGS............................................................39

LEGAL OPINIONS...............................................................39

EXPERTS......................................................................39

STOCKHOLDER PROPOSALS........................................................40

EXHIBIT I...................................................................I-1


                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Fund For Tomorrow for use at the Meeting to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on October 13, 1998, at 9:00 a.m., New York time. The mailing address for Fund For Tomorrow is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is ______ __, 1998.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Fund For Tomorrow at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between Fund For Tomorrow and Fundamental Growth Fund (the "Agreement and Plan of Reorganization").

     Approval of the Agreement and Plan of Reorganization will require the affirmative vote of Fund For Tomorrow stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan of Reorganization. See "Information Concerning the Special Meeting."

     The Board of Directors of Fund For Tomorrow knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                     SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Fund For Tomorrow by Fundamental Growth Fund in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares of Fundamental Growth Fund to the stockholders of Fund For Tomorrow; and (ii) the subsequent deregistration and dissolution of Fund For Tomorrow.

THE REORGANIZATION

     At a meeting of the Board of Directors of Fund For Tomorrow held on July 27, 1998, the Board of Directors of Fund For Tomorrow approved a proposal that Fundamental Growth Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Fund For Tomorrow in exchange solely for shares of Fundamental Growth Fund to be distributed to the stockholders of Fund For Tomorrow.

     Based upon their evaluation of all relevant information, the Directors of Fund For Tomorrow have determined that the Reorganization will potentially benefit the stockholders of Fund For Tomorrow. Specifically, after the
Reorganization, Fund For Tomorrow stockholders will remain invested in a diversified open-end fund, which, like Fund For Tomorrow, seeks long-term growth of capital. Moreover, since the net assets of Fundamental Growth Fund as of June 30, 1998 were $1,061,566,810 million and will increase by approximately $311,611,903 million (the net asset value of Fund For Tomorrow as of June 30, 1998) as a result of the Reorganization, Fund For Tomorrow stockholders are likely to experience certain additional benefits, including without limitation, lower expenses per share and potential economies of scale. See "Summary--Pro Forma Fee Tables" and "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization."

     The Board of Directors of Fund For Tomorrow, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Fund For Tomorrow and that the interests of existing Fund For Tomorrow stockholders will not be diluted as a result of effecting the Reorganization.

     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that Fund For Tomorrow and Fundamental Growth Fund have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Fund For Tomorrow, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Fund For Tomorrow and the Board of Directors of Fundamental Growth Fund; (ii) by the Board of Directors of Fund For Tomorrow if any condition to Fund For Tomorrow's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Fundamental Growth Fund if any condition to Fundamental Growth Fund's obligations has not been fulfilled or waived by such Board.



                            PRO FORMA FEE TABLE FOR CLASS A AND CLASS B STOCKHOLDERS OF FUND FOR TOMORROW, FUNDAMENTAL GROWTH FUND
                                                     AND THE COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)
                                                                                        CLASS A SHARES (a)
                                                            ------------------------------------------------------------------------
                                                                                 ACTUAL
                                                            -------------------------------------------------
                                                               FUND FOR TOMORROW       FUNDAMENTAL GROWTH       PRO FORMA COMBINED
                                                                                              FUND
                                                            ----------------------   ---------------------    ----------------------
STOCKHOLDER TRANSACTION EXPENSES:

     Maximum Sales Charge Imposed on
       Purchases (as a percentage of offering price)..            5.25%(c)                5.25%(c)                    5.25%(c)
     Sales Charge Imposed on Dividend
       Reinvestments..................................              None                    None                        None
     Deferred Sales Charge (as a percentage of
       original purchase price or redemption
       proceeds, whichever is lower)..................             None(d)                 None(d)                    None(d)

     Exchange Fee.....................................              None                    None                        None



ANNUAL FUND OPERATING EXPENSES
     (AS A PERCENTAGE OF AVERAGE NET ASSETS):

     Investment Advisory Fees(f)......................              0.65%                   0.65%                       0.65%

     12b-1-Fees(g):
       Account Maintenance Fees.......................              None                    None                        None
       Distribution  Fees.............................              None                    None                        None






     Other Expenses:

       Stockholder Servicing Costs(h).................              0.15%                   0.11%                       0.11%
       Other..........................................              0.13%                   0.07%                       0.06%
                                                                    -----                   -----                       -----
               Total Other Expenses...................              0.28%                   0.18%                       0.17%
                                                                    -----                   -----                       -----
     Total Fund Operating Expenses....................              0.93%                   0.83%                       0.82%
                                                                    =====                   =====                       =====

(table continued)

                                                                                        CLASS B SHARES (b)
                                                            ------------------------------------------------------------------------
                                                                                 ACTUAL
                                                            -------------------------------------------------
                                                               FUND FOR TOMORROW       FUNDAMENTAL GROWTH       PRO FORMA COMBINED
                                                                                              FUND
                                                            ----------------------   ---------------------    ----------------------
STOCKHOLDER TRANSACTION EXPENSES:

     Maximum Sales Charge Imposed on                                 None                     None                     None
       Purchases (as a percentage of offering price)..
     Sales Charge Imposed on Dividend                                None                     None                     None
       Reinvestments..................................
     Deferred Sales Charge (as a percentage of               4.0% during the first   4.0% during the first    4.0% during the first
       original purchase price or redemption                 year, decreasing 1.0%   year, decreasing 1.0%    year, decreasing 1.0%
       proceeds, whichever is lower)..................      annually thereafter to    annually thereafter      annually thereafter
                                                             0.0% after the fourth     to 0.0% after the        to 0.0% after the
                                                                    year(e)              fourth year(e)           fourth year(e)

     Exchange Fee.....................................               None                     None                     None

ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):

     Investment Advisory Fees(f)......................               0.65%                    0.65%                    0.65%

     12b-1-Fees(g):
       Account Maintenance Fees.......................               0.25%                    0.25%                    0.25%
       Distribution  Fees.............................               0.75%                    0.75%                    0.75%
                                                            (Class B shares          (Class B shares           (Class B shares
     Other Expenses:                                        convert to Class D       convert to Class D        convert to Class D
                                                            shares automatically     shares automatically      shares automatically
                                                            after approximately      after approximately       after approximately
                                                            eight years and cease    eight years and cease     eight years and
                                                            being subject to         being subject to          cease being subject
                                                            distribution fees)       distribution fees)        to distribution fees)

       Stockholder Servicing Costs(h).................               0.15%                    0.11%                    0.11%
       Other..........................................               0.13%                    0.07%                    0.06%
                                                                     -----                    -----                    -----
               Total Other Expenses...................               0.28%                    0.18%                    0.17%
                                                                     -----                    -----                    -----
     Total Fund Operating Expenses....................               1.93%                    1.83%                    1.82%
                                                                     =====                    =====                    =====

---------------

(a) Class A shares are sold to a limited group of investors including existing Class A stockholders, certain retirement plans and participants in certain fee-based programs. See "Comparison of the Funds--Purchase of Shares."
(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Comparison of the Funds--Purchase of Shares."
(c) Reduced for Class A purchases of $25,000 and over, and waived for purchases by certain retirement plans and in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds--Purchase of Shares."
(d) Class A shares are not subject to a CDSC, except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase. Such CDSC may be waived in connection with certain fee-based programs.
(e)  The CDSC may be modified in connection with certain fee-based programs.
(f)  See "Comparison of the Funds--Management."
(g)  See "Comparison of the Funds--Purchase of Shares."
(h) See "Comparison of the Funds--Additional Information--Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent."



                                                 CUMULATIVE   EXPENSES  PAID  ON CLASS A AND CLASS B SHARES FOR THE PERIOD OF:


EXAMPLE:                                                    CLASS A SHARES                              CLASS B SHARES
                                            -------------------------------------------    -----------------------------------------

                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS      1 YEAR    3 YEARS    5 YEARS   10 YEARS*
                                            ---------- ---------- ---------  ----------    --------  ---------  ---------  ---------
An investor  would pay the following
expenses  on  a  $1,000  investment,
including  the maximum sales load of
$52.50  (Class  A shares  only)  and
assuming    (1)   the   Total   Fund
Operating Expenses set forth on page
3 for the  relevant  Fund,  (2) a 5%
annual return throughout the periods
and (3) redemption at the end of the
period   (including  any  applicable
CDSC for Class B shares):

    Fund For Tomorrow................            $ 61      $ 81      $ 101      $ 161       $ 60       $ 81      $ 104     $ 206*

    Fundamental Growth Fund..........              61        78         96        150         59         78         99       195*

    Combined Fund+...................              60        77         96        149         58         77         99       194*

An investor  would pay the following
   expenses  on  the same $1,000 in-
   vestment  assuming  no redemption
   at the end of the period:

    Fund For Tomorrow................            $ 61      $ 81      $ 101      $ 161       $ 20       $ 61      $ 104     $ 206*

    Fundamental Growth Fund..........              61        78         96        150         19         58         99       195*

    Combined Fund+...................              60        77         96        149         18         57         99       194*

---------------
* Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.
+    Assuming the Reorganization had taken place on June 30, 1998.


                            PRO FORMA FEE TABLE FOR CLASS C AND CLASS D STOCKHOLDERS OF FUND FOR TOMORROW, FUNDAMENTAL GROWTH FUND
                                                     AND THE COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)

                                                         CLASS C SHARES                                 CLASS D SHARES
                                       ------------------------------------------------  -------------------------------------------
                                                     ACTUAL                                          ACTUAL
                                       ---------------------------------                 ----------------------------
                                           FUND FOR       FUNDAMENTAL      PRO FORMA       FUND FOR      FUNDAMENTAL     PRO FORMA
                                           TOMORROW       GROWTH FUND       COMBINED       TOMORROW      GROWTH FUND     COMBINED
                                       ---------------- ---------------- --------------  ------------- -------------- --------------
STOCKHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on
     Purchases (as a percentage of
     offering price)...................      None             None            None          5.25%(a)       5.25%(a)      5.25%(a)
  Sales Charge Imposed on
     Dividend Reinvestments............      None             None            None            None           None          None
  Deferred Sales Charge
     (as a percentage of
     original purchase price
     or redemption proceeds,                1.0% for         1.0% for        1.0% for
     whichever is lower)..............     one year(b)      one year(b)     one year(b)     None(c)        None(c)       None(c)

  Exchange Fee........................       None             None            None            None           None          None

ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):

  Investment Advisory Fees(d).........       0.65%            0.65%            0.65%          0.65%          0.65%         0.65%

  12b-1-Fees(e):
      Account Maintenance Fees........       0.25%            0.25%            0.25%          0.25%          0.25%         0.25%
      Distribution Fees...............       0.75%            0.75%            0.75%          None           None          None


  Other Expenses:
      Stockholder Servicing Costs(f)..       0.15%            0.11%            0.11%           0.15%         0.11%         0.11%
      Other...........................       0.13%            0.07%            0.06%           0.13%         0.07%         0.06%
                                             -----            -----            -----           -----         -----         -----

                Total Other Expenses..       0.28%            0.18%            0.17%           0.28%         0.18%         0.17%
                                             -----            -----            -----           -----         -----         -----

  Total Fund Operating Expenses.......       1.93%            1.83%            1.82%           1.18%         1.08%         1.07%
                                             =====            =====            =====           =====         =====         =====

--------------

(a) Reduced for Class D purchases of $25,000 and over. Like Class A purchases, certain Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds -- Purchase of Shares."
(b)  The CDSC may be waived in connection with certain fee-based programs.
(c) Like Class A shares, Class D shares are not subject to a CDSC, except that purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs.
(d)  See "Comparison of the Funds--Management."
(e)  See "Comparison of the Funds--Purchase of Shares."
(f) See "Comparison of the Funds--Additional Information--Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent."


                                                  CUMULATIVE  EXPENSES  PAID  ON CLASS C AND CLASS D SHARES FOR THE PERIOD OF:

EXAMPLE:                                                    CLASS C SHARES                              CLASS D SHARES
                                            -------------------------------------------    -----------------------------------------

                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS      1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                            ---------- ---------- ---------  ----------    --------  ---------  ---------  ---------

An investor  would pay the following
   expenses on a $1,000  investment,
   including  the maximum sales load
   of $52.50  (Class D shares  only)
   and  assuming  (1) the Total Fund
   Operating  Expenses  set forth on
   page 5 for the relevant Fund, (2)
   a 5% annual return throughout the
   periods and (3) redemption at the
   end of the period  (including any
   applicable   CDSC  for   Class  C
   shares):

     Fund For Tomorrow..............          $ 30        $ 61      $ 104       $ 225       $  64       $  88     $  114     $ 188

     Fundamental Growth Fund........            29          58         99         215          63          85        109       177

     Combined Fund+.................            28          57         99         214          63          85        108       176

An investor  would pay the following
   expenses   on  the  same   $1,000
   investment assuming no redemption
   at the end of the period:

     Fund For Tomorrow..............          $ 20        $ 61      $ 104       $ 225       $  64       $  88     $  114     $ 188

     Fundamental Growth Fund........            19          58         99         215          63          85        109       177

     Combined Fund+.................            19          57         99         214          63          85        108       176


-------------------------
+  Assuming the Reorganization had taken place on June 30, 1998.


     The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a Fund For Tomorrow or Fundamental Growth Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors on a pro forma basis taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "Summary," "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization," "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."

BUSINESS OF FUND FOR TOMORROW           Fund For Tomorrow was incorporated under
                                        the  laws of the  State of  Maryland  on
                                        October 5, 1983 and commenced operations
                                        on March 5, 1984. Fund For Tomorrow is a
                                        diversified,     open-end     management
                                        investment company.

                                        As of June 30,  1998,  Fund For Tomorrow
                                        had   net   assets   of    approximately
                                        $311,611,903.

BUSINESS OF FUNDAMENTAL GROWTH FUND     Fundamental Growth Fund was incorporated
                                        under the laws of the State of  Maryland
                                        on  April  30,   1992,   and   commenced
                                        operations   on   December   24,   1992.
                                        Fundamental    Growth    Fund    is    a
                                        diversified,     open-end     management
                                        investment company.

                                        As of June 30, 1998,  Fundamental Growth
                                        Fund  had net  assets  of  approximately
                                        $1,061,566,810.

COMPARISON OF THE FUNDS                 Investment  Objectives.   Both  Fund For
                                        Tomorrow  and  Fundamental  Growth  Fund
                                        seek  to   provide   stockholders   with
                                        long-term growth of capital by investing primarily in equity securities.

                                        Investment  Policies.  Fund For Tomorrow
                                        seeks to  invest  in a  quality-oriented
                                        portfolio   of   securities,   primarily
                                        common    stock.    In   pursuing   this
                                        objective,  Fund  For  Tomorrow  uses  a
                                        thematic   approach  of   investing   in
                                        long-term  trends,  seeking to  identify
                                        important  investment  concepts  of  the
                                        future and reviewing  existing  concepts
                                        to confirm their validity in meeting the
                                        Fund's   objective.   As  part  of  this
                                        thematic  approach,  Fund  For  Tomorrow
                                        seeks  to   identify   companies   whose
                                        products  and  services  are believed to
                                        represent     attractive      investment
                                        opportunities.  It is  anticipated  that
                                        Fund For Tomorrow will invest  primarily
                                        in  common  stocks  of  such  companies.
                                        However, when Fund For Tomorrow believes
                                        it is  advisable to do so, it may invest
                                        in other securities,  including, but not
                                        limited  to,   convertible   securities,
                                        preferred  stocks  and  bonds.  Fund For
                                        Tomorrow  does not  presently  intend to
                                        purchase  bonds  rated lower than BBB by
                                        Standard  &  Poor's  ("S&P")  or  Baa by
                                        Moody's    Investors    Service,    Inc.
                                        ("Moody's").   Fund  For   Tomorrow  may
                                        invest in securities issued by large, medium and small capitalized companies.

                                        Fundamental  Growth Fund seeks to invest
                                        in a  diversified  portfolio  of  equity
                                        securities placing  particular  emphasis
                                        on   companies   that   have   exhibited
                                        above-average  growth rates in earnings,
                                        resulting  from  a  variety  of  factors
                                        including,    but   not    limited   to,
                                        above-average  growth  rates  in  sales,
                                        profit margin  improvement,  proprietary
                                        or niche  products or services,  leading
                                        market  shares,  and  underlying  strong
                                        industry growth. Fundamental Growth Fund
                                        will  also  emphasize  companies  having
                                        medium    to    large    stock    market
                                        capitalizations  ($500 million or more).
                                        Fundamental    Growth    Fund    invests
                                        primarily  in  common  stock,  and  to a
                                        lesser  extent,  securities  convertible
                                        into   common   stock   and   rights  to
                                        subscribe for common stock.

                                        Fund For  Tomorrow  may invest up to 25%
                                        of  its  assets  in  the  securities  of
                                        foreign  issuers,  including  issuers in
                                        foreign  countries with smaller  capital
                                        markets.  Fund For Tomorrow has reserved
                                        the right to invest, temporarily, all or
                                        a portion of its assets in high  quality
                                        money  market  securities  (such as U.S.
                                        Treasury  bills,  bank  certificates  of
                                        deposit, commercial paper and repurchase
                                        agreements)  for  purposes of  enhancing
                                        liquidity  and  avoiding  the effects of
                                        declining  stock  prices  when it  seems
                                        advisable   to  do  so   in   light   of
                                        prevailing     market    or     economic
                                        conditions.  The  proportion of Fund For
                                        Tomorrow's assets that are invested in money market securities will vary from time to time.

                                        Fundamental Growth Fund may invest up to
                                        10%  of  its  total   assets  in  equity
                                        securities of foreign issuers (purchases
                                        of    American    Depositary    Receipts
                                        ("ADRs"),  however,  are not  subject to
                                        this  restriction).  Fundamental  Growth
                                        Fund may invest in securities of foreign
                                        issuers  in the form of  ADRs,  European
                                        Depositary  Receipts  ("EDRs")  or other
                                        securities  convertible  into securities
                                        of foreign issuers.  Fundamental  Growth
                                        Fund maintains at least 65% of its total
                                        assets  invested  in  equity  securities
                                        except   during    defensive    periods.
                                        Fundamental   Growth   Fund  may,  as  a
                                        defensive  measure  and to  provide  for
                                        redemptions,   hold   other   types   of
                                        securities,   including  non-convertible
                                        preferred  stocks  and  debt  securities
                                        rated  investment  grade by a nationally
                                        recognized       statistical      rating
                                        organization.  Fundamental  Growth  Fund
                                        may  invest  in  government   and  money
                                        market securities,  including repurchase
                                        agreements, or cash, in such proportions
                                        as,  in  the   opinion  of   management,
                                        prevailing market or economic conditions warrant.

                                        Fundamental  Growth Fund may use certain
                                        techniques  to hedge  its  portfolio  or
                                        enhance   its   return   that  Fund  For
                                        Tomorrow  does  not  use.  Specifically,
                                        Fundamental Growth Fund may purchase put
                                        and  call  options  on  securities   and
                                        securities indices, write put options on
                                        securities   and   securities   indices,
                                        engage  in   transactions  in  financial
                                        futures contracts and related options, and purchase securities on a when issued or delayed delivery basis. Both Funds may write covered call options; however, Fund For Tomorrow may not write covered call options on underlying securities having a value exceeding 15% of the value of its total assets. Fundamental Growth Fund is not subject to a similar restriction.

                                        Fundamental  Growth  Fund  and  Fund For
                                        Tomorrow   are   each   subject   to   a
                                        fundamental   investment    restriction,
                                        which  provides that the Fund may borrow
                                        from  banks in  amounts up to 33-1/3% of
                                        its total  assets  taken at market value
                                        and may borrow an  additional  5% of its
                                        total assets for temporary purposes.  As
                                        a      non-fundamental      restriction,
                                        Fundamental  Growth  Fund may not borrow
                                        amounts in excess of 20% of its  assets,
                                        and then only from banks as a  temporary
                                        measure for  extraordinary  or emergency
                                        purposes.   Additionally,    Fundamental
                                        Growth Fund will not purchase securities
                                        while borrowings are  outstanding.  As a
                                        non-fundamental   restriction  Fund  For
                                        Tomorrow  may  not  borrow   amounts  in
                                        excess    of   5%   of    its    assets.
                                        Additionally, neither Fund may pledge any of its respective assets other than to secure permitted borrowings. Fund For Tomorrow's ability to pledge its assets is further limited and it may not pledge securities having a value of more than 10% of the Fund's assets to secure permitted borrowings.

                                        Advisory Fees.  The  investment  adviser
                                        for   both   Fund   For   Tomorrow   and
                                        Fundamental Growth Fund is MLAM. MLAM is
                                        responsible  for the  management of each
                                        Fund's  investment   portfolio  and  for
                                        providing   administrative  services  to
                                        each Fund.

                                        Lawrence R. Fuller  serves as  portfolio
                                        manager  for each Fund.  Mr.  Fuller has
                                        served   as    Portfolio    Manager   of
                                        Fundamental   Growth   Fund   since  its
                                        commencement  of operations  and of Fund
                                        For Tomorrow since June 1998. Mr. Fuller
                                        was  appointed  First Vice  President of
                                        MLAM  in  1997;  prior  to that he was a
                                        Vice    President   of   MLAM   or   its
                                        predecessors since 1992.

                                        Pursuant   to  a   separate   management
                                        agreement  between  each  Fund and MLAM,
                                        Fundamental  Growth  Fund  pays  MLAM  a
                                        monthly  fee at the annual rate of 0.65%
                                        of the  average  daily net assets of the
                                        Fund;  Fund  For  Tomorrow  pays  MLAM a
                                        monthly fee based upon the average daily
                                        value of the  Fund's  net  assets at the
                                        following  annual  rates:  0.65%  of the
                                        average  daily net assets not  exceeding
                                        $750 million; 0.60% of the average daily
                                        net assets  exceeding  $750  million but
                                        not  exceeding $1 billion;  and 0.55% of
                                        the average  daily net assets  exceeding
                                        $1 billion.  If these asset  levels were
                                        met,   Fund  For   Tomorrow   would  pay
                                        advisory  fees  at  a  lower  rate  than
                                        Fundamental Growth Fund. Unlike Fund For
                                        Tomorrow's    advisory   fee   schedule,
                                        Fundamental  Growth Fund's  advisory fee
                                        schedule does not have any  breakpoints.
                                        However,  because  Fund  For  Tomorrow's
                                        assets,   as  of  June  30,  1998,  were
                                        approximately  $311.6 million, the first
                                        breakpoint  was  not  reached  and  both
                                        Funds had the same effective  annual fee
                                        rate  of  0.65%  of  average  daily  net
                                        assets.  Assuming  the total net  assets
                                        after    the     Reorganization     were
                                        approximately    $1.4    billion,    the
                                        effective  fee  rate  applicable  to the
                                        Combined   Fund  would  be  0.65%.   See
                                        "Summary--Pro   Forma  Fee  Tables"  and
                                        "Comparison of the Funds--Management."

                                        MLAM has  retained  Merrill  Lynch Asset
                                        Management U.K. Limited ("MLAM U.K.") as
                                        sub-adviser   to  each  of  the   Funds.
                                        Pursuant  to  a  separate   sub-advisory
                                        agreement  between  MLAM and  MLAM  U.K.
                                        with  respect  to each  Fund,  MLAM pays
                                        MLAM U.K. a fee for providing investment
                                        advisory  services to MLAM with  respect
                                        to  each  Fund,   in  an  amount  to  be
                                        determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each management agreement.

                                        Class  Structure.  Each Fund offers four
                                        classes  of  shares  under  the  Merrill
                                        Lynch Select Pricing4 System.  The Class
                                        A,  Class B,  Class C and Class D shares
                                        issued by  Fundamental  Growth  Fund are
                                        identical  in all  respects to the Class
                                        A,  Class B,  Class C and Class D shares
                                        issued by Fund For Tomorrow, except that
                                        they represent  ownership interests in a
                                        different  investment   portfolio.   See
                                        "Comparison  of the  Funds--Purchase  of
                                        Shares."

                                        Overall   Expense  Ratio.   The  overall
                                        operating  expense  ratio  for  Class  A
                                        shares as of June 30, 1998 was 0.93% for
                                        Fund  For   Tomorrow   and   0.83%   for
                                        Fundamental    Growth   Fund.   If   the
                                        Reorganization  had taken  place on that
                                        date,  the  overall   operating  expense
                                        ratio for Class A shares of the Combined
                                        Fund on a pro forma basis would have been 0.82%.

                                        The  foregoing  expense  ratios  are for
                                        Class A shares. Such ratios would differ
                                        for Class B,  Class C and Class D shares
                                        as   a   result   of   class    specific
                                        distribution  and  account   maintenance
                                        expenditures.  See  "Summary--Pro  Forma
                                        Fee Tables."

                                        Purchase    of    Shares.    Shares   of
                                        Fundamental   Growth  Fund  are  offered
                                        continuously for sale to the public in substantially the same manner as shares of Fund For Tomorrow. See "Comparison of the Funds--Purchase of Shares."

                                        Redemption  of  Shares.  The  redemption
                                        procedures  for  shares  of  Fundamental
                                        Growth Fund are  substantially  the same
                                        as the redemption  procedures for shares
                                        of Fund For  Tomorrow.  For  purposes of
                                        computing  any CDSC that may be  payable
                                        upon disposition of Corresponding Shares
                                        of  Fundamental  Growth Fund acquired by
                                        Fund For  Tomorrow  stockholders  in the
                                        Reorganization,  the  holding  period of
                                        Fund For Tomorrow shares  outstanding on
                                        the date the Reorganization  takes place
                                        will be "tacked" onto the holding period
                                        of   the    Corresponding    Shares   of
                                        Fundamental Growth Fund acquired in the Reorganization. See "Comparison of the Funds--Redemption of Shares."

                                        Dividends  and  Distributions.  Fund For
                                        Tomorrow's   policies  with  respect  to
                                        dividends    and    distributions    are
                                        substantially   the  same  as  those  of
                                        Fundamental Growth Fund. See "Comparison
                                        of     the      Funds--Dividends     and
                                        Distributions."

                                        Net Asset Value.  Both Fund For Tomorrow
                                        and  Fundamental  Growth Fund  determine
                                        net asset  value of each class of shares
                                        once daily 15 minutes after the close of
                                        business on the New York Stock  Exchange
                                        (the "NYSE")  (generally,  4:00 p.m. New
                                        York time), on each day during which the
                                        NYSE is open  for  trading.  Both  Funds
                                        compute net asset value per share in the
                                        same  manner.  See  "Comparison  of  the
                                        Funds--Additional   Information  --  Net
                                        Asset Value."

                                        Voting Rights. The corresponding  voting
                                        rights  of  the  holders  of  shares  of
                                        common    stock   of   each   Fund   are
                                        substantially   the   same.   See   "The
                                        Reorganization--Comparison     of    the
                                        Funds--Capital Stock."

                                        Other    Significant     Considerations.
                                        Stockholder services, including exchange
                                        privileges,   available   to  Fund   For
                                        Tomorrow  and  Fundamental  Growth  Fund
                                        stockholders are substantially the same.
                                        See "Comparison of the Funds--Additional
                                        Information--Stockholder  Services."  An
                                        automatic dividend  reinvestment plan is
                                        available to stockholders of both Funds.
                                        The plans are identical. See "Comparison
                                        of   the    Funds--Automatic    Dividend
                                        Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See "Comparison of the Funds--Stockholder Services."

TAX CONSIDERATIONS                      Fund For Tomorrow and Fundamental Growth
                                        Fund  jointly  have  requested a private
                                        letter ruling from the Internal  Revenue
                                        Service  ("IRS")  with  respect  to  the
                                        Reorganization to the effect that, among
                                        other things,  neither Fund For Tomorrow
                                        nor   Fundamental   Growth   Fund   will
                                        recognize    gain   or   loss   on   the
                                        transaction,   and  Fund  For   Tomorrow
                                        stockholders  will not recognize gain or
                                        loss on the  exchange of their shares of
                                        Fund  For  Tomorrow  for   Corresponding
                                        Shares of Fundamental Growth Fund. The consummation of the Reorganization is subject to the receipt of such ruling.
                                        The Reorganization will not affect the status of Fundamental Growth Fund as a regulated investment company. See "The
                                        Reorganization--Tax  Consequences of the
                                        Reorganization."




                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in Fundamental Growth Fund are substantially the same as those of Fund For Tomorrow. A discussion of certain principal differences in risks, as a result of the differing techniques utilized by the Funds follows.

     Investing in Smaller Capitalized Companies. Each Fund may invest in small capitalization stocks, although Fundamental Growth Fund invests primarily in medium to large capitalization stocks. Investments in securities of smaller capitalized companies involve special considerations and risks, including risks associated with limited product lines, markets or financial and management resources; risks associated with less frequency and volume of trading of stocks of smaller capitalized issuers as compared to larger capitalized issuers and the greater effect of abrupt or erratic price movements on smaller capitalized issuers; and risks associated with the greater sensitivity of smaller capitalized issuers to market changes.

     Investing on an International Basis. Because up to 10% of Fundamental Growth Fund's total assets and 25% of Fund For Tomorrow's assets may be invested in securities of non-U.S. issuers, investors should be aware of certain risk factors and special considerations relating to international investing, which may involve risks that are not typically associated with investments in securities of U.S. issuers, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of economic sanctions, exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since both Funds invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in each Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Income and capital gains on securities held by the Funds may be subject to withholding and other taxes imposed by certain jurisdictions, which would reduce the return to the respective Fund on those securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     As a result of these potential risks, MLAM may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Funds may invest in countries in which foreign investors, including MLAM, have had no or limited prior experience.


     Many of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain foreign capital markets. Foreign issuers, may not be subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries, which may result in the Funds incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Funds to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such portfolio security or, if a contract to sell the security has been entered, could result in possible liability to the purchaser.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Fundamental Growth Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act limits a Fund's ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

     Hedging. Both Funds may write covered call options, however Fund For Tomorrow is limited to writing covered call options on underlying securities with a value not to exceed 15% of the value of its total assets. In addition, Fundamental Growth Fund may utilize certain hedging techniques which Fund For Tomorrow does not use. See "Investment Objectives and Policies--Hedging Techniques" herein. Transactions involving options, futures, options on futures or currencies may involve the loss of an opportunity to profit from a price movement in the underlying asset beyond certain levels or a price increase on other portfolio assets (in the case of transactions for hedging purposes) or expose the Funds to potential losses that exceed the amount originally invested in such instruments.

     Illiquid Securities. Fundamental Growth Fund and Fund For Tomorrow may each invest up to 15% of their respective total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which a Fund's operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities. In addition, each of the Funds may invest in privately placed securities that may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.


                             COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

     Fundamental Growth Fund. The financial information in the table below, except for the six months ended February 28, 1998, which is unaudited, has been audited in conjunction with the annual audits of the financial statements by Ernst & Young LLP, independent auditors.

     The following per share data and ratios have been derived from information provided in the Fundamental Growth Fund's financial statements.


                                                                  CLASS A++
                                           -------------------------------------------------------
                                            FOR THE SIX       FOR THE YEAR        FOR THE PERIOD
                                           MONTHS ENDED          ENDED            OCT. 21, 1994+
                                             FEB. 28,           AUGUST 31,          TO AUG. 31,
                                                          -------------------
                                               1998         1997       1996              1995
                                           ------------   --------   --------      ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...... $    17.37     $  13.60   $  11.66      $    9.99
                                           ------------   --------   --------      ---------------
     Investment income (loss)--net........        .04          .07        .07              -     +++
     Realized and unrealized gain
     on investments--net..................       2.38         4.95       2.13           1.98
                                           ------------   --------   --------      ---------------
Total from investment operations..........       2.42         5.02       2.20           1.98
                                           ------------   --------   --------      ---------------
Less distributions from realized
  gain on investment--net.................      (2.34)       (1.25)      (.26)          (.31)
                                           ------------   --------   --------      ---------------
Net asset value, end of period............ $    17.45     $  17.37   $  13.60      $   11.66
                                           ============   ========   ========      ===============
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........      14.65%#      39.24%     19.02%         20.55%#
                                           ============   ========   ========      ===============
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................        .86%*        .99%      1.12%          1.46%*
                                           ============   ========   ========      ===============
Investment income (loss)--net....                 .49%*        .47%       .51%           .02%*
                                           ============   ========   ========      ===============
SUPPLEMENTAL DATA:

Net assets, end of period (in thousands).. $   98,908     $ 62,049   $ 47,048      $  21,288
                                           ============   ========   ========      ===============
Portfolio turnover........................      23.53%       94.38%     82.10%         80.41%
                                           ============   ========   ========      ===============
Average commission rate paid##............ $   .0630      $  .0628   $  .0623            -
                                           ============   ========   ========      ===============

(table continued)

                                                                CLASS B++
                                           -------------------------------------------------------
                                            FOR THE SIX       FOR THE YEAR        FOR THE PERIOD
                                           MONTHS ENDED          ENDED            OCT. 21, 1994+
                                             FEB. 28,           AUGUST 31,          TO AUG. 31,
                                                          -------------------
                                               1998         1997       1996              1995
                                           ------------   --------   --------      ---------------

INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...... $    16.69     $  13.14   $  11.40      $    9.85
                                           ------------   --------   --------      ---------------
     Investment income (loss)--net........       (.04)        (.09)      (.07)          (.09)
     Realized and unrealized gain
     on investments--net..................       2.26         4.79       2.07           1.95
                                           ------------   --------   --------      ---------------
Total from investment operations..........       2.22         4.70       2.00           1.86
                                           ------------   --------   --------      ---------------
Less distributions from realized
  gain on investment--net.................      (2.24)       (1.15)      (.26)          (.31)
                                           ------------   --------   --------      ---------------
Net asset value, end of period............   $  16.67     $  16.69   $  13.14      $   11.40
                                           ============   ========   ========      ===============
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........      13.97%#      37.95%*    17.68%         19.60%#
                                           ============   ========   ========      ===============
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       1.88%*       2.02%*     2.16%          2.48%*
                                           ============   ========   ========      ===============
Investment income (loss)--net....                (.54)%*      (.59)%*    (.54)%         (.95)%*
                                           ============   ========   ========      ===============
SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)..   $ 386,248    $216,636   $116,641      $  63,748
                                           ============   ========   ========      ===============
Portfolio turnover........................       23.53%      94.38%     82.10%         80.41%
                                           ============   ========   ========      ===============
Average commission rate paid##............   $   .0630    $  .0628   $  .0623            -
                                           ============   ========   ========      ===============

______________
+    Commencement of operations.
++   Based on average shares outstanding.
+++  Amount is less than $.01 per share.
*    Annualized.
**   Total investment returns exclude the effects of sales loads.
#    Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.


                                         FUNDAMENTAL GROWTH FUND - FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                CLASS C++
                                                    ---------------------------------------------------------------------
                                                    FOR THE                                                     FOR THE
                                                      SIX                                                        PERIOD
                                                     MONTHS                                                     DEC. 24,
                                                     ENDED                 FOR THE YEAR ENDED                    1992+
                                                    FEB. 28,                    AUGUST 31,                    TO AUG. 31,
                                                               ---------------------------------------------
                                                      1998        1997        1996        1995        1994        1993
                                                   ---------   ---------   ---------   ---------   ---------  -----------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............   $  16.72    $  13.14    $  11.40    $   9.96    $   9.86    $  10.00
                                                   ---------   ---------   ---------   ---------   ---------  -----------
   Investment income (loss)--net................       (.04)       (.09)       (.07)       (.09)       (.05)       (.05)
   Realized and unrealized gain (loss)
     on investments--net........................       2.27        4.79        2.07        1.84         .15        (.09)
                                                   ---------   ---------   ---------   ---------   ---------  -----------
Total from investment operations................       2.23        4.70        2.00        1.75         .10        (.14)
                                                   ---------   ---------   ---------   ---------   ---------  -----------
Less distributions from realized gain on
   investment--net..............................      (2.21)      (1.12)       (.26)       (.31)        -           -
                                                   ---------   ---------   ---------   ---------   ---------  -----------
Net asset value, end of period..................   $  16.74    $  16.72    $  13.14    $  11.40    $   9.96    $   9.86
                                                   =========   =========   =========   =========   =========  ===========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............      13.97%#     37.90%      17.68%      18.28%       1.01%      (1.40)%#
                                                   =========   =========   =========   =========   =========  ===========
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................       1.88%*      2.02%       2.15%       2.44%       2.35%       2.79%*
                                                   =========   =========   =========   =========   =========  ===========
Investment income--Net..........................       (.54)%*     (.58)%      (.57)%      (.88)%      (.52)%      (.83)%*
                                                   =========   =========   =========   =========   =========  ===========
SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)........   $103,879     $74,732     $54,052     $44,220     $47,263     $45,736
                                                   =========   =========   =========   =========   =========  ===========
Portfolio turnover..............................      23.53%      94.38%      82.10%      80.41%     112.68%      64.09%
                                                   =========   =========   =========   =========   =========  ===========
Average commission rate paid##..................   $  .0630     $ .0628     $ .0623         -           -           -
                                                   =========   =========   =========   =========   =========  ===========

(table continued)

                                                                                CLASS D++
                                                   ----------------------------------------------------------------------
                                                    FOR THE                                                     FOR THE
                                                      SIX                                                        PERIOD
                                                     MONTHS                                                     DEC. 24,
                                                     ENDED                 FOR THE YEAR ENDED                    1992+
                                                    FEB. 28,                    AUGUST 31,                    TO AUG. 31,
                                                               ---------------------------------------------
                                                      1998        1997        1996        1995        1994        1993
                                                   ---------   ---------   ---------   ---------   ---------  -----------

INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............   $  17.27     $  13.54    $  11.64    $  10.09    $   9.91    $  10.00
                                                   ---------    --------   ---------   ---------   ---------   ---------
   Investment income (loss)--net................       (.02)         .03         .03        (.01)        .03         -
   Realized and unrealized gain (loss)
     on investments--net........................       2.36         4.93        2.13        1.87         .15        (.09)
                                                   ---------    --------   ---------   ---------   ---------   ---------
Total from investment operations................       2.38         4.96        2.16        1.86         .18        (.09)
                                                   ---------    --------   ---------   ---------   ---------   ---------
Less distributions from realized gain on
   investment--net..............................      (2.32)       (1.23)       (.26)       (.31)        -           -
                                                   ---------    --------   ---------   ---------   ---------   ---------
Net asset value, end of period..................   $  17.33     $  17.27    $  13.54    $  11.64    $  10.09    $   9.91
                                                   =========    ========   =========   =========   =========   =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............      14.47%#      38.90%      18.70%      19.15%       1.82%       (.90)%#
                                                   =========    ========   =========   =========   =========   =========
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................       1.11%*       1.24%       1.37%       1.65%       1.58%       2.03%*
                                                   =========    ========   =========   =========   =========   =========
Investment income--Net..........................        .23%*        .17%        .24%      (.10)%        .31%       (.04)%*
                                                   =========    ========   =========   =========   =========   =========
SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)........   $ 88,201      $53,101     $22,892     $13,231      $8,623      $6,930
                                                   =========    ========   =========   =========   =========   =========
Portfolio turnover..............................      23.53%       94.38%      82.10%      80.41%     112.68%      64.09%
                                                   =========    ========   =========   =========   =========   =========
Average commission rate paid##..................   $  .0630      $ .0628     $ .0623         -           -           -
                                                   =========    ========   =========   =========   =========   =========

______________

+    Commencement of operations.
++   Based on average shares outstanding.
*    Annualized.
**   Total investment returns exclude the effects of sales loads.
#    Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.


     Fund For Tomorrow. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of Fund For Tomorrow by Deloitte & Touche LLP, independent auditors.

     The following per share data and ratios have been derived from information provided in Fund For Tomorrow's audited Financial Statements:


                                                                      CLASS A
                                                -----------------------------------------------
                                                          FOR THE YEAR ENDED JANUARY 31,
                                                -----------------------------------------------
                                                  1998++   1997++    1996++    1995++    1994
                                                -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $17.16   $ 16.26   $13.55    $16.39    $16.29
                                                -------   -------   -------   ------    ------
Investment income--net........................      .07       .08      .07       .09       .15
Realized and unrealized gain (loss)
   on investments and foreign currency
   transactions--net..........................     1.99      3.04     4.19     (1.97)     2.18
                                                -------   ------    -------   ------    ------
Total from investment operations..............     2.06      3.12     4.26     (1.88)     2.33
                                                -------   ------    -------   ------    ------
Less dividends and distributions:
   Investment income--net.....................       -        -        -         -         -
   Realized gain on investments--net..........    (3.61)    (2.22)   (1.55)     (.96)    (2.23)
                                                -------   ------    -------   ------    ------
Total dividends and distributions.............    (3.61)    (2.22)   (1.55)     (.96)    (2.23)
                                                -------   -------   -------   ------    ------
Net asset value, end of period................   $15.61   $ 17.16   $16.26    $13.55    $16.39
                                                -------   -------   -------   ------    ------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............    12.43%    19.99%   31.82%   (11.23)%   15.78%
                                                =======   =======   =======   ======    ======
RATIOS TO AVERAGE NET ASSETS:
Expenses*.....................................      .99%     1.00%    1.07%      .98%      .88%
                                                =======   =======   =======   ======    ======
Investment income--net*.......................      .40%      .46%     .44%      .59%      .95%
                                                =======   =======   =======   ======    ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......  $13,552   $39,605   $34,231   $8,665   $10,942
                                                =======   =======   =======   ======   =======
Portfolio turnover............................    17.63%    39.96%    67.38%   45.86%    48.63%
                                                =======   =======   =======   ======   =======
Average commission rate paid##................   $.0003   $.0277        -         -         -
                                                =======   =======   =======   ======   =======

(table continued)

                                                                    CLASS A
                                                ------------------------------------------------
                                                         FOR THE YEAR ENDED JANUARY 31,
                                                ------------------------------------------------
                                                  1993      1992      1991      1990     1989+
                                                ------------------------------------------------


INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $16.84    $15.49    $15.26    $14.96   $16.05
                                                 ------    ------    ------    ------   ------
Investment income--net........................      .25       .36       .41       .30      .08
Realized and unrealized gain (loss)
   on investments and foreign currency
   transactions--net..........................      .49      3.74       .59      1.45      .43
                                                 ------    ------    ------    ------   ------
Total from investment operations..............      .74      4.10      1.00      1.75      .51
                                                 ------    ------    ------    ------   ------
Less dividends and distributions:
   Investment income--net.....................    (.23)     (.35)     (.40)     (.41)    (.13)
   Realized gain on investments--net..........    (1.06)    (2.40)     (.37)    (1.04)   (1.47)
                                                 ------    ------    ------    ------   ------
Total dividends and distributions.............    (1.29)    (2.75)     (.77)    (1.45)   (1.60)
                                                 ------    ------    ------    ------   ------
Net asset value, end of period................   $16.29    $16.84    $15.49    $15.26   $14.96
                                                 ------    ------    ------    ------   ------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............     4.79%    28.35%     6.64%    10.92%    3.90%#
                                                 ======    ======    ======    ======   ======
RATIOS TO AVERAGE NET ASSETS:
Expenses*.....................................      .90%      .95%      .96%      .89%     .91%*
                                                 ======    ======    ======    ======   ======
Investment income--net*.......................     1.35%     1.81%     2.58%     2.20%    1.87%*
                                                 ======    ======    ======    ======   ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......  $11,394   $ 8,846    $5,478    $4,466   $  476
                                                =======   =======    ======    ======   ======
Portfolio turnover............................    40.58%    48.28%    25.57%    15.23%   10.26%
                                                =======   =======    ======    ======   ======
Average commission rate paid##................       -         -         -         -        -
                                                =======   =======    ======    ======   ======

______________

*    Annualized.
**   Total investment returns exclude the effects of sales loads.
+    Class A shares commenced operations on October 26, 1988.
++   Based on average shares outstanding.
#    Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.



              FUND FOR TOMORROW - FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                             CLASS B
                                                        ---------------------------------------------
                                                                 FOR THE YEAR ENDED JANUARY 31,
                                                        ---------------------------------------------
                                                         1998+     1997+     1996+     1995+    1994
                                                        -------   -------   ------    ------   ------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........           $16.59    $15.79    $13.33    $16.30   $16.28
                                                        ------    ------    ------    ------   ------
Investment income (loss)--net................             (.13)     (.10)     (.08)     (.06)    (.01)

Realized and unrealized gain (loss)
     on investments and foreign currency
     transactions--net.......................             1.92      2.95      4.09     (1.96)    2.17
                                                        ------    ------    ------    -------  ------
Total from investment operations.............             1.79      2.85      4.01     (2.02)    2.16
                                                        ------    ------    ------    ------   ------
Less dividends and distributions:
   Investment income--net....................               -         -         -         -        -
   Realized gain on investments--net.........            (3.37)    (2.05)    (1.55)     (.95)   (2.14)
                                                        ------    ------    ------    ------   ------
Total dividends and distributions............            (3.37)    (2.05)    (1.55)     (.95)   (2.14)
                                                        ------    ------    ------    ------   ------
Net asset value, end of period...............           $15.01    $16.59    $15.79    $13.33   $16.30
                                                        ------    ------    ------    ------   ------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........            11.20%    18.80%    30.43%   (12.22)%  14.60%
                                                        ======    ======    ======    ======   ======
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................             2.03%     2.06%     2.13%     1.99%    1.91%
                                                        ======    ======    ======    ======   ======
Investment income (loss)--net................             (.74)%    (.58)%    (.55)%    (.38)%   (.07)%
                                                        ======    ======    ======    ======   ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....          $60,646   $104,828  $112,239  $119,186 $396,424  $
                                                        ======    =======   =======   =======  =======
   Portfolio turnover........................            17.63%     39.96%    67.38%    45.86%   48.63%
                                                        ======    =======   =======   =======  =======
Average commission rate paid##...............           $.0003    $.0277        -         -        -
                                                        ======    =======   =======   =======  =======

(table continued)

                                                                       CLASS B
                                                       -----------------------------------------------
                                                                FOR THE YEAR ENDED JANUARY 31,
                                                       -----------------------------------------------
                                                         1993      1992      1991     1990      1989
                                                        ------    ------    ------   ------    -------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........           $16.82    $15.48    $15.24   $14.94    $13.78
                                                        ------    ------    ------   ------    -------
Investment income (loss)--net................              .06       .14       .24      .21       .20

Realized and unrealized gain (loss)
     on investments and foreign currency
     transactions--net.......................              .52      3.77       .60     1.36      2.72
                                                        ------    ------    ------   ------    -------
Total from investment operations.............              .58      3.91       .84     1.57      2.92
                                                        ------    ------    ------   ------    -------
Less dividends and distributions:
   Investment income--net....................             (.06)     (.17)     (.23)    (.23)     (.20)
   Realized gain on investments--net.........            (1.06)    (2.40)     (.37)   (1.04)    (1.56)
                                                        ------    ------    ------   ------    -------
Total dividends and distributions............            (1.12)    (2.57)     (.60)   (1.27)    (1.76)
                                                        ------    ------    ------   ------    -------
Net asset value, end of period...............           $16.28    $16.82    $15.48   $15.24    $14.94
                                                        ------    ------    ------   ------    -------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share...........             3.75%    26.96%     5.59%    9.77%    22.11%
                                                        ======    ======    ======   ======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................             1.92%     1.98%     2.00%    1.93%     1.96%
                                                        ======    ======    ======   ======    =======
Investment income (loss)--net................              .36%      .83%     1.53%    1.20%     1.18%
                                                        ======    ======    ======   ======    =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....          $447,186  $476,106  $442,944 $516,402  $562,899
                                                        =======   =======   =======  =======   =======
   Portfolio turnover........................             40.58%    48.28%    25.57%   15.23%   10.26%
                                                        =======   =======   =======  =======   =======
Average commission rate paid##...............               -         -         -        -         -
                                                        =======   =======   =======  =======   =======

______________
*      Total investment returns exclude the effects of sales loads.
+      Based on average shares outstanding.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.



              FUND FOR TOMORROW - FINANCIAL HIGHLIGHTS (CONCLUDED)


                                                                           CLASS C++
                                                      --------------------------------------------------
                                                                                          FOR THE PERIOD
                                                                                            OCTOBER 21,
                                                           FOR THE YEAR ENDED                1994+ TO
                                                                JANUARY 31,                JANUARY 31,
                                                      ----------------------------
                                                        1998       1997     1996               1995
                                                      -------    -------   -------         ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period.........      $ 16.47    $ 15.71   $ 13.28          $   14.08
                                                      -------    -------   -------          ---------
   Investment income (loss)--net................         (.11)      (.10)     (.10)              (.04)
   Realized and unrealized gain
    (loss) on investments and
    foreign currency transactions--net..........         1.88       2.94      4.08               (.54)
                                                      -------    -------   -------          ----------
Total from investment operations................         1.77       2.84      3.98               (.58)
                                                      -------    -------   -------          ----------
Less distributions from realized
   gains on investments--net....................        (3.30)     (2.08)    (1.55)              (.22)
                                                      -------    -------   -------          ---------
Net asset value, end of period..................      $ 14.94    $ 16.47   $ 15.71          $   13.28
                                                      =======    =======   =======          =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............        11.15%     18.80%    30.32%             (4.12)%#
                                                      =======    =======   =======          =========
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................         2.06%      2.07%     2.14%              2.26%*
                                                      =======    =======   =======          =========
Investment income (loss)--net...................         (.68)%     (.61)%    (.67)%             (.87)%*
                                                      =======    =======   =======          =========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........      $ 2,926    $ 8,430   $ 6,385          $      80
                                                      =======    =======   =======          =========
Portfolio turnover..............................        17.63%     39.96%    67.38%             45.86%
                                                      =======    =======   =======          =========
Average commission rate paid##..................      $ .0003    $ .0277       -                  -
                                                      =======    =======   =======          =========

(table continued)

                                                                            CLASS D++
                                                       --------------------------------------------------
                                                                                           FOR THE PERIOD
                                                                                             OCTOBER 21,
                                                            FOR THE YEAR ENDED                1994+ TO
                                                                 JANUARY 31,                 JANUARY 31,
                                                       ----------------------------
                                                         1998       1997     1996               1995
                                                      --------    -------  --------         ------------

INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period.........       $ 17.09    $ 16.20   $ 13.54           $ 14.26
                                                      --------    -------  --------           -------
   Investment income (loss)--net................          -+++        .04       .03              (.01)
   Realized and unrealized gain
    (loss) on investments and
    foreign currency transactions--net..........          1.99       3.03      4.18              (.49)
                                                      --------    -------  --------           --------
Total from investment operations................          1.99       3.07      4.21              (.50)
                                                      --------    -------  --------           --------
Less distributions from realized
   gains on investments--net....................         (3.56)     (2.18)    (1.55)             (.22)
                                                      --------    -------  --------           -------
Net asset value, end of period..................       $ 15.52    $ 17.09   $ 16.20           $ 13.54
                                                      ========    =======  ========           =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............         12.07%     19.73%    31.47%            (3.50)%#
                                                      ========    =======  ========           ========
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................          1.23%    1.25%     1.33%               1.43%*
                                                      ========    =======  ========           =======
Investment income (loss)--net...................          (.01)     .22%      .22%               (.23)%*
                                                      ========    =======  ========           =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........      $231,695   $238,260  $227,908          $156,947
                                                      ========   ========  ========           =======
Portfolio turnover..............................         17.63%     39.96%    67.38%            45.86%
                                                      ========   ========  ========           =======
Average commission rate paid##..................      $  .0003   $  .0277       -                  -
                                                      ========   ========  ========           =======


______________
*        Annualized.
**       Total investment returns exclude the effects of sales loads.
+        Commencement of Operations.
++       Based on average shares outstanding.
+++      Amount is less than $(.01) per share.
#        Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


INVESTMENT OBJECTIVES AND POLICIES

     Investment Objectives. The investment objective of Fundamental Growth Fund and Fund For Tomorrow is to provide stockholders with long-term growth of capital by investing primarily in equity securities.

     Investment Policies Generally. Fundamental Growth Fund seeks to invest in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings, resulting from a variety of factors including, but not limited to, above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. Fund For Tomorrow seeks to invest in a quality-oriented portfolio of securities, primarily common stock. In pursuing this objective, Fund For Tomorrow uses a thematic approach of investing in long-term trends, seeking to identify important investment concepts of the future and reviewing existing concepts to confirm their validity in meeting the Fund's objective. As part of this thematic approach, Fund For Tomorrow seeks to identify companies whose products and services are believed to represent attractive investment opportunities.

     There can be no assurance that, after the Reorganization, Fundamental Growth Fund will achieve its investment objective.

     Fundamental Growth Fund seeks to invest in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited above-average growth rates in earnings. Emphasis will be given to companies having stock market capitalizations of $500 million or more. Fundamental Growth Fund invests primarily in common stock, and to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Fundamental Growth Fund will maintain at least 65% of its total assets invested in equity securities, except during defensive periods. Fundamental Growth Fund reserves the right as a defensive measure and to provide for redemptions to hold other types of securities, including non-convertible preferred stocks and debt securities rated investment grade by a nationally recognized statistical rating organization, U.S. Government and money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

     Fund For Tomorrow invests primarily in common stocks of companies whose products and services are believed to represent attractive investment opportunities in accordance with Fund For Tomorrow's thematic approach of investing in long-term trends. Fund For Tomorrow may invest in securities issued by companies of any size, without regard to capitalization. When management deems it advisable to do so, Fund For Tomorrow may invest in securities other than common stocks, including but not limited to convertible securities, preferred stocks and bonds. Fund For Tomorrow does not presently intend to purchase bonds rated lower than BBB by S&P or Baa by Moody's. Fund For Tomorrow reserves the right to invest, temporarily, all or a portion of its assets in high quality money market securities for purposes of enhancing liquidity and avoiding the effects of declining stock prices when it seems advisable to do so in light of prevailing market or economic conditions. The proportion of Fund For Tomorrow's assets that is invested in money market securities will vary from time to time.

     MLAM believes that the securities currently held in the Fund For Tomorrow portfolio are consistent with the investment objectives and policies of Fundamental Growth Fund and are not prohibited by the investment restrictions of Fundamental Growth Fund. Fundamental Growth Fund has no plan or intention to sell or otherwise dispose of any of the assets of Fund For Tomorrow acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     A more specific comparison of the investment policies of Fund For Tomorrow and Fundamental Growth Fund follows.

     Foreign Securities. Each Fund may invest in foreign securities. Fund For Tomorrow may invest up to 25% of total assets in securities of foreign issuers, including issuers in foreign countries with smaller capital markets. Fundamental Growth may invest up to 10% of its assets in the securities of foreign issuers (this limitation does not apply to ADRs). See "Risk Factors and Special Considerations-Investing on an International Basis."

     Hedging Techniques. Fundamental Growth Fund may use certain techniques to hedge its portfolio or enhance its return that Fund For Tomorrow does not use. Specifically, Fundamental Growth Fund may purchase put and call options on securities and securities indices, write put options on securities and securities indices, engage in transactions in financial futures contracts and related options, and purchase securities on a when issued or delayed delivery basis. Other than with respect to closing transactions, Fundamental Growth Fund will only write call or put options that are "covered." Fund For Tomorrow may write covered call options, however, the underlying securities may not exceed 15% of the value of its total assets. Fundamental Growth Fund is not subject to a similar restriction. For a more detailed description of hedging instruments and risks associated with investment therein, see "Investment Objective and Policies -- Other Investment Policies and Practices" in the Fundamental Growth Fund Prospectus. Also see "Risk Factors and Special Considerations - Hedging" herein.

     Convertible Securities. Each of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by one of the Funds is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

OTHER INVESTMENT POLICIES

     Both Fund For Tomorrow and Fundamental Growth Fund have adopted certain other investment policies as set forth below:

     Borrowings. Fund For Tomorrow and Fundamental Growth Fund, as a fundamental restriction, may each borrow amounts not in excess of 33 1/3% of its total assets from banks. As a non-fundamental restriction, however, Fund For Tomorrow may not borrow amounts in excess of 5% of the value of the Fund's total assets and Fundamental Growth Fund may not borrow amounts in excess of 20% of its total assets. Under the applicable non-fundamental restriction, Fundamental Growth Fund may borrow only from banks as a temporary measure for extraordinary or emergency purposes. Additionally, neither Fund may pledge any of its respective assets other than to secure permitted borrowings. Fund For Tomorrow's ability to pledge its assets is further limited to pledging securities having a value of not more than 10% of the Fund's assets to secure permitted borrowings.

     Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government.

INVESTMENT RESTRICTIONS

     Other than as noted above under "Comparison of the Funds--Investment Objectives and Policies," Fund For Tomorrow and Fundamental Growth Fund have identical investment restrictions. See, "Investment Objective and Policies--Investment Restrictions" in the Fundamental Growth Fund Statement and "Investment Practices and Restrictions--Investment Restrictions" in the Fund For Tomorrow Statement.

MANAGEMENT

     Directors. The Board of Directors of each of Fundamental Growth Fund and Fund For Tomorrow consists of six individuals, five of whom are not "interested persons" as defined in the Investment Company Act. One individual, Arthur Zeikel, serves on both Boards. After the Reorganization, the Board of Directors of Fundamental Growth Fund will serve as the Board of Directors of the Combined Fund. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

The Directors of Fundamental Growth Fund are:

     ARTHUR ZEIKEL*--Chairman of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1997; President of the Investment Adviser and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

     JOE GRILLS--Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; Member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation ("IBM") and Chief Investment Officer of IBM Retirement Funds 1986 to 1993; Member of the Investment Advisory Committees of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute; Director, Duke Management Company since 1993; Director, LaSalle Street Fund since 1995; Director, Kimco Realty Corporation since 1997.

     WALTER MINTZ--Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

     ROBERT S. SALOMON, JR.--Principal of STI Management (investment adviser); Director, The Common Fund; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 to 1991; Director of The Common Fund.

     MELVIN R. SEIDEN--Director of Silbanc Properties, Ltd. (real estate, investments and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

     STEPHEN B. SWENSRUD--Chairman, Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975.

-------------------
* Interested person, as defined by the Investment Company Act, of each of the Funds.

     Management and Advisory Arrangements. MLAM serves as the investment adviser for Fund For Tomorrow and as the manager for Fundamental Growth Fund pursuant to an investment advisory agreement or a management agreement, as the case may be (each, a "Management Agreement"). Except for different fee structures and certain other minor differences, the agreements are identical.

     Pursuant to the Management Agreement between Fundamental Growth Fund and MLAM, Fundamental Growth Fund pays MLAM a monthly fee at the annual rate of 0.65% of the average daily net assets of the Fund. Pursuant to the Management Agreement between Fund For Tomorrow and MLAM, Fund For Tomorrow pays MLAM a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $750 million; 0.60% of the average daily net assets exceeding $750 million but not exceeding $1 billion; and 0.55% of the average daily net assets exceeding $1 billion. The pro forma effective fee rate of the Combined Fund would be 0.65%.

     MLAM has retained MLAM U.K. as sub-adviser to each of Fund For Tomorrow and Fundamental Growth Fund. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each Management Agreement. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     After the Reorganization, on a pro forma combined basis as of June 30, 1998, the total operating expenses of Fundamental Growth Fund, as a percent of net assets, would be less than the current operating expenses for Fund For Tomorrow. In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Fund For Tomorrow stockholders. MLAM believes that the Reorganization is in the best interest of both Fundamental Growth Fund and Fund For Tomorrow stockholders. See "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Summary--Pro Forma Fee Tables."

PURCHASE OF SHARES

     The class structure and purchase and distribution procedures for shares of Fund For Tomorrow are identical to those of Fundamental Growth Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see "Merrill Lynch Select Pricing4 System" and "Purchase of Shares" in either the Fundamental Growth Fund Prospectus or the Fund For Tomorrow Prospectus.

REDEMPTION OF SHARES

     The procedure for redeeming shares of Fundamental Growth Fund is identical to the procedure for redeeming shares of Fund For Tomorrow. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Fundamental Growth Fund acquired by Fund For Tomorrow stockholders in the Reorganization, the holding period of Fund For Tomorrow shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Fundamental Growth Fund acquired in the Reorganization.

PERFORMANCE

     General. The following tables provide performance information for each class of shares of Fund For Tomorrow and Fundamental Growth Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.



                                                                        Fundamental Growth Fund
                                                                      Average Annual Total Return

-------- -------------------------- -------------------------- -------------------------- ---------------------------
              Class A Shares             Class B Shares             Class C Shares              Class D Shares
         -------------------------- -------------------------- -------------------------- ---------------------------
Period     Without     With Sales     Without     With Sales     Without     With Sales     Without      With Sales
            Sales      Charge*(%)      Sales      Charge*(%)      Sales      Charge*(%)      Sales       Charge*(%)
          Charge(%)                  Charge(%)                  Charge(%)                  Charge(%)
-------- ------------ ------------- ------------ ------------- ------------ ------------- ------------- -------------
10
months
ended
6/30/98+     26.61         19.96        25.45         21.45        25.48         24.48         26.29         19.66
-------- ------------ ------------- ------------ ------------- ------------ ------------- ------------- -------------
 Year
Ended
8/31/97      39.24         31.93        37.95         33.95        37.90         36.90         38.90         31.61
-------- ------------ ------------- ------------ ------------- ------------ ------------- ------------- -------------
Inception
  **
through
8/31/97      27.37         24.99        26.10         25.65        14.83         14.83         15.73         14.40
-------- ------------ ------------- ------------ ------------- ------------ ------------- ------------- -------------

* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

+    Aggregate total returns.

** Class A and Class B shares commenced operations on October 21, 1994. Class C and Class D shares commenced operations on December 24, 1992.

                                                                            Fund For Tomorrow
                                                                       Average Annual Total Return

--------------- -------------------------- --------------------------- -------------------------- --------------------------
                     Class A Shares              Class B Shares             Class C Shares             Class D Shares
                -------------------------- --------------------------- -------------------------- --------------------------
Period          Without      With Sales    Without      With Sales     Without      With Sales    Without      With Sales
                Sales        Charge*(%)    Sales        Charge*(%)     Sales        Charge*(%)    Sales        Charge*(%)
                Charge(%)                  Charge(%)                   Charge(%)                  Charge(%)
--------------- ------------ ------------- ------------ -------------- ------------ ------------- ------------ -------------
5 months ended
  6/30/98+          13.07          7.13        12.66           8.66        12.58         11.58        13.02          7.08
--------------- ------------ ------------- ------------ -------------- ------------ ------------- ------------ -------------
Year Ended
  1/31/98           12.43          6.53        11.20           7.58        11.15         10.24        12.07          6.19
--------------- ------------ ------------- ------------ -------------- ------------ ------------- ------------ -------------
Five Years
  Ended
  1/31/98           12.82         11.61        11.63          11.63          N/A           N/A          N/A           N/A
--------------- ------------ ------------- ------------ -------------- ------------ ------------- ------------ -------------
Ten years or
 inception**
  through
  1/31/98           12.67         12.02        12.45          12.45        16.50         16.50        17.61         15.70
--------------- ------------ ------------- ------------ -------------- ------------ ------------- ------------ -------------

* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

** Class A shares commenced operations on October 26, 1988. Performance of Class B shares is for the ten year period ended January 31, 1998. Class C and Class D shares commenced operations on October 21, 1994.

+    Aggregate total returns.

SHAREHOLDER RIGHTS

     Stockholders of Fundamental Growth Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Fundamental Growth Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Fundamental Growth Fund to be issued to Fund For Tomorrow stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights, and will have the conversion rights described in this Prospectus and Proxy Statement and in the Fundamental Growth Fund Prospectus. Each share of Fundamental Growth Fund common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Fund For Tomorrow are identical to those described above.

DIVIDENDS AND DISTRIBUTIONS

     The current policy of Fund For Tomorrow with respect to dividends and distributions is substantially the same as the policy of Fundamental Growth Fund. It is each Fund's intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

TAX INFORMATION

     The tax consequences associated with investment in shares of Fund For Tomorrow are substantially the same as the tax consequences associated with investment in shares of Fundamental Growth Fund. See "Additional Information--Taxes" in the Fundamental Growth Fund Prospectus.

PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are generally the same for both Fund For Tomorrow and Fundamental Growth Fund. For a discussion of these procedures, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Fundamental Growth Fund Prospectus and "Portfolio Transactions and Brokerage" in the Fundamental Growth Fund Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

PORTFOLIO TURNOVER

     Generally, neither Fund For Tomorrow nor Fundamental Growth Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Fund For Tomorrow for its fiscal years ended January 31, 1998 and 1997 were 17.63% and 39.96%, respectively. The portfolio turnover rates for Fundamental Growth Fund for its fiscal years ended August 31, 1997 and 1996 were 94.38% and 82.10%, respectively. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount.

ADDITIONAL INFORMATION

     Net Asset Value. Both Fund For Tomorrow and Fundamental Growth Fund determine the net asset value of each class of its shares once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Stockholder Services. Fundamental Growth Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Fundamental Growth Fund have an exchange privilege with certain other MLAM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Fund For Tomorrow and Fundamental Growth Fund are virtually identical. For a description of these services, see "Shareholder Services" in the Fundamental Growth Fund Prospectus.

     Independent Auditors. Currently Ernst & Young LLP serves as the independent auditors of Fundamental Growth Fund and Deloitte & Touche LLP serves as the independent auditors of Fund For Tomorrow. If the Reorganization is approved, it is anticipated that Ernst & Young LLP will serve as the independent auditors of the Combined Fund. See "Experts."

     Custodian. The Chase Manhattan Bank, Global Securities Services ("Chase Manhattan") acts as custodian of the cash and securities of Fundamental Growth Fund. The principal business address of Chase Manhattan is Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York ("BONY") acts as custodian for Fund For Tomorrow. BONY's principal business address is 90 Washington Street, 12th floor, New York, New York 10286. It is presently anticipated that Chase Manhattan will serve as the custodian of the Combined Fund.

     Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent. Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate transfer agency, dividend disbursing agency and shareholder servicing agency agreements with each of the Funds.

     Capital Stock. Fund For Tomorrow has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares. Fundamental Growth Fund has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, also designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Fund For Tomorrow are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Fundamental Growth Fund.

     Stockholder Inquiries. Stockholder inquiries with respect to Fund For Tomorrow and Fundamental Growth Fund may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

GENERAL

     Under the Agreement and Plan of Reorganization  (attached hereto as Exhibit
I), Fundamental Growth Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Fund For Tomorrow, in exchange solely for an equal aggregate value of shares to be issued by Fundamental Growth Fund. Upon receipt by Fund For Tomorrow of such shares, Fund For Tomorrow will distribute the shares to the holders of shares of Fund For Tomorrow, as described below.

     Generally, the assets transferred by Fund For Tomorrow to Fundamental Growth Fund will include all investments of Fund For Tomorrow held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) and all other assets of Fund For Tomorrow as of such time.

     Fund For Tomorrow will distribute the shares of Fundamental Growth Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Fund For Tomorrow. The shares of Fundamental Growth Fund received by Fund For Tomorrow stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Fund For Tomorrow as of the Valuation Time (previously defined as the "Corresponding Shares"). (See, "The Agreement and Plan of Reorganization--Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Fundamental Growth Fund in the names of all stockholders of Fund For Tomorrow, including stockholders holding Fund For Tomorrow shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Fundamental Growth Fund representing such stockholder's interest previously credited to the account of Fund For Tomorrow. Stockholders holding Fund For Tomorrow shares in certificate form may receive certificates representing the Corresponding Shares of Fundamental Growth Fund credited to their account in respect of such Fund For Tomorrow shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares of Fundamental Growth Fund would be issued at net asset value in exchange for the net assets of Fund For Tomorrow having a value equal to the aggregate net asset value of those shares of Fund For Tomorrow, the net asset value per share of Fundamental Growth Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in dilution of net asset value of Fundamental Growth Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a stockholder of Fund For Tomorrow would hold a smaller percentage of ownership in Fundamental Growth Fund than he or she did in Fund For Tomorrow prior to the Reorganization.

PROCEDURE

     On July 27, 1998, the Board of Directors of Fund For Tomorrow, including all of the Directors who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan to Fund For Tomorrow stockholders for approval. The Board of Directors of Fundamental Growth Fund, including all of the Directors who are not interested persons, also approved the Agreement and Plan of Reorganization on July 8, 1998.

     If the stockholders of Fund For Tomorrow approve the Reorganization at the Meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, the Reorganization will take place during the fourth calendar quarter of 1998.

     THE BOARD OF DIRECTORS OF FUND FOR TOMORROW RECOMMENDS THAT FUND FOR TOMORROW STOCKHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. The respective assets of Fund For Tomorrow and Fundamental Growth Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Additional Information--Determination of Net Asset Value" in the Fundamental Growth Fund Prospectus. Purchase orders for Fund For Tomorrow shares which have not been confirmed as of the Valuation Time will be treated as assets of Fund For Tomorrow for purposes of the Reorganization; redemption requests with respect to Fund For Tomorrow shares which have not settled as of the Valuation Time will be treated as liabilities of Fund For Tomorrow for purposes of the Reorganization.

     Distribution of Fundamental Growth Fund Shares. On the next full business day following the Valuation Time (the "Exchange Date"), Fundamental Growth Fund will issue to Fund For Tomorrow a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Fund For Tomorrow as of the Valuation Time. Each holder of Fund For Tomorrow shares will receive, in exchange for his or her proportionate interest in Fund For Tomorrow, Corresponding Shares of Fundamental Growth Fund of the same class and having the same aggregate net asset value as the Fund For Tomorrow shares held by such stockholder as of the Valuation Time.

     Expenses. The expenses of the Reorganization that are directly attributable to each Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing materials to be distributed to each Fund's board, legal fees incurred in preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, and accounting fees associated with each Fund's financial statements. The expenses of the Reorganization that are attributable to the transaction itself, including expenses in connection with obtaining the IRS private letter ruling, will be borne pro rata by each Fund according to its net assets as of the Valuation Time. These expenses are expected to include expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the Registration Statement on Form N-14 (including the Prospectus and Proxy Statement), Commission and other filing fees and legal and audit fees in connection with the Reorganization.

     Required Approvals. Under Fund For Tomorrow's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of Fund For Tomorrow stockholders representing a majority of the total number of votes entitled to be cast thereon.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Fund For Tomorrow to Fundamental Growth Fund and the distribution of Corresponding Shares of Fundamental Growth Fund to Fund For Tomorrow stockholders, Fund For Tomorrow will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Fund For Tomorrow and Fundamental Growth Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Fund For Tomorrow stockholders, a favorable IRS private letter ruling being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Fund For Tomorrow and Fundamental Growth Fund being confirmed by the respective parties.

     Postponement, Termination. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Fund For Tomorrow stockholders, prior to the Exchange Date or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Fund For Tomorrow and Fundamental Growth Fund; (ii) by the Board of Directors of Fund For Tomorrow if any condition to Fund For Tomorrow's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Fundamental Growth Fund if any condition to Fundamental Growth Fund's obligations has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO STOCKHOLDERS AS A RESULT OF THE REORGANIZATION

     MLAM and the Board of Directors of Fund For Tomorrow have identified certain potential benefits to stockholders that are likely to result from the Reorganization. First, following the Reorganization, Fund For Tomorrow stockholders will remain invested in a diversified open-end fund that has an investment objective of long-term capital growth. In addition, Fund For Tomorrow stockholders are likely to experience certain additional benefits, including lower expenses per share and potential economies of scale.

     Specifically, as described above under "Comparison of the Funds--Management--Management and Advisory Fees," after the Reorganization, on a pro forma basis, Fundamental Growth Fund will pay an advisory fee to MLAM at the same annual rate as currently paid by Fund For Tomorrow and the total operating expenses of Fundamental Growth Fund after the Reorganization, as a percent of net assets, would be less than the current operating expenses for Fund For Tomorrow. See "Summary--Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Fund For Tomorrow stockholders. To illustrate the potential economies of scale for Fund For Tomorrow, on June 30, 1998, the total operating expense ratio for Fund For Tomorrow Class A shares was 0.93% (based on net assets of approximately $312 million) and the total operating expense ratio for Fundamental Growth Fund Class A shares was 0.83% (based on net assets of approximately $1,062 million). If the Reorganization had taken place on that date, the total operating expense ratio for Fundamental Growth Fund Class A shares on a pro forma basis would have been 0.82% (based on net assets of approximately $1.4 billion).

     The following table sets forth the net assets of Fund For Tomorrow and the net assets of Fundamental Growth Fund as of the dates indicated.

      FUNDAMENTAL GROWTH FUND                          FUND FOR TOMORROW
      -----------------------                          -----------------
PERIOD                  NET ASSETS             PERIOD                 NET ASSETS
------                  ----------             ------                 ----------
As of 8/31/96           $240,632,901           As of 1/31/96        $380,762,715
As of 8/31/97           $406,518,289           As of 1/31/97        $391,122,847
As of 2/28/98           $677,236,436           As of 1/31/98        $308,818,599
As of 6/30/98         $1,061,566,810           As of 6/30/98        $311,611,903

     The table illustrates that the net assets of Fundamental Growth Fund, which commenced operations on December 12, 1992, have experienced substantial increases over the past several years, while the net assets of Fund For Tomorrow, which commenced operations on March 5, 1984, have generally decreased. Were these trends to continue, MLAM anticipates that Fundamental Growth Fund may experience increasing economies of scale which, as a result, may have the effect of reducing its overall operating expense ratio, while Fund For Tomorrow may experience the opposite result, that is, a higher operating expense ratio due to a continuing reduction in assets. Although there can be no assurance that the foregoing would in fact occur, MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Fund For Tomorrow shareholders.

     Based on the foregoing, the Board of Directors of Fund For Tomorrow concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

     In approving the Reorganization, the Board of Directors of both Funds determined that the interests of existing stockholders of both Funds would not be diluted as a result of the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Fund For Tomorrow and Fundamental Growth Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Fundamental Growth Fund intends to continue to so qualify after the Reorganization. Fund For Tomorrow and Fundamental Growth Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the Reorganization, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Fund For Tomorrow and Fundamental Growth Fund will each be deemed a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Fund For Tomorrow upon the receipt of Corresponding Shares of Fundamental Growth Fund in the Reorganization solely in exchange for their shares of Fund For Tomorrow; (iii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Fundamental Growth Fund received by the stockholders of Fund For Tomorrow in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Fund For Tomorrow surrendered in exchange; (iv) in accordance with Section 1223 of the Code, the holding period of the Corresponding Shares of Fundamental Growth Fund received by stockholders of Fund For Tomorrow in the Reorganization will include the holding period of the shares of Fund For Tomorrow immediately prior to the Reorganization (provided that at the time of the Reorganization the shares of Fund For Tomorrow were held as capital assets); (v) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Fund For Tomorrow on the asset transfer solely in exchange for Fundamental Growth Fund shares or on the distribution of Fundamental Growth Fund shares to Fund For Tomorrow stockholders under Section 361(c)(1); (vi) under Section 1032 of the Code, no gain or loss will be recognized by Fundamental Growth Fund on the exchange of its shares for Fund For Tomorrow assets; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Fund For Tomorrow in the hands of Fundamental Growth Fund will be the same as the tax basis of such assets in the hands of Fund For
Tomorrow  immediately  prior to the  Reorganization;  (viii) in accordance  with
Section 1223 of the Code, the holding period of the transferred assets in the hands of Fundamental Growth Fund will include the holding period of such assets in the hands of Fund For Tomorrow; and (ix) the taxable year of Fund For Tomorrow will end on the effective date of the Reorganization and pursuant to
Section 381(a) of the Code and regulations thereunder, Fundamental Growth Fund will succeed to and take into account certain tax attributes of Fund For Tomorrow, such as earnings and profits, capital loss carryovers and method of accounting.

     To the extent Fundamental Growth Fund has unrealized capital gains at the time of the Reorganization, Fund For Tomorrow stockholders may incur taxable gains in the year that Fundamental Growth Fund realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of Fundamental Growth Fund shares at the time they were exchanged for assets of Fund For Tomorrow in the Reorganization. Conversely, stockholders of Fundamental Growth Fund will share in unrealized capital gains of Fund For Tomorrow after the Reorganization and bear a tax consequence on the subsequent realization of such gains. Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Both Fund For Tomorrow and Fundamental Growth Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Fundamental Growth Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Fund For Tomorrow and distribution of shares of Fundamental Growth Fund to Fund For Tomorrow stockholders, Fund For Tomorrow will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

CAPITALIZATION

     The following table sets forth as of June 30, 1998: (i) the capitalization of Fund For Tomorrow, (ii) the capitalization of Fundamental Growth Fund and
(iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.



   PRO FORMA CAPITALIZATION OF FUNDAMENTAL GROWTH FUND, FUND FOR TOMORROW AND
   --------------------------------------------------------------------------
                        COMBINED FUND AS OF JUNE 30, 1998
                        ---------------------------------

                             FUNDAMENTAL GROWTH FUND
                             -----------------------

                        Class A        Class B         Class C         Class D
                        -------        -------         -------         -------

Total Net Assets*:    $172,885,564   $604,496,007   $135,909,704    $148,275,535
Shares Outstanding:      8,970,935     32,949,565      7,375,265       7,755,139
  Net Asset Value
  Per Share:                $19.27         $18.35         $18.43          $19.12

                                FUND FOR TOMORROW
                                -----------------

                        Class A        Class B         Class C         Class D
                        -------        -------         -------         -------

Total Net Assets*:     $10,819,194    $49,899,908     $1,780,876    $249,111,925
Shares Outstanding:        612,910      2,951,579        105,848      14,201,953
  Net Asset Value
  Per Share:                $17.65         $16.91         $16.82          $17.54

                                  COMBINED FUND
                                  -------------

                        Class A        Class B         Class C         Class D
                        -------        -------         -------         -------

Total Net Assets*:    $183,704,758   $654,395,915   $137,690,580    $397,387,460
Shares Outstanding:      9,533,200     35,661,903      7,471,003      20,783,863
  Net Asset Value
  Per Share:                $19.27         $18.35         $18.43          $19.12

______________
* Total Net Assets and Net Asset Value Per Share include the aggregate value of Fund For Tomorrow's net assets which would have been transferred to Fundamental Growth Fund had the Reorganization been consummated on June 30, 1998. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Fundamental Growth Fund the Fund For Tomorrow stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fundamental Growth Fund that actually will be received on or after such date.

                   INFORMATION CONCERNING THE SPECIAL MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on October 13, 1998, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., New York time.

SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Fund For Tomorrow. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan of Reorganization.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan of Reorganization will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of Fund For Tomorrow at the close of business on August 25, 1998 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were ______ shares of Fund For Tomorrow common stock issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF FUND FOR TOMORROW AND FUNDAMENTAL GROWTH FUND

     [To the knowledge of Fund For Tomorrow, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of Fund For Tomorrow or of all classes of Fund For Tomorrow shares in the aggregate.]

     At the Record Date, the Directors and officers of Fund For Tomorrow as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Fund For Tomorrow and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

     To the knowledge of Fundamental Growth Fund, as of ________ __, 1998, no person or entity owned beneficially or of record 5% or more of any class of shares of Fundamental Growth Fund or of all classes of Fundamental Growth Fund shares in the aggregate.

     As of ________ __, 1998, the Directors and officers of Fundamental Growth Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Fundamental Growth Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE

     For purposes of this Proxy Statement and Prospectus, each share of each class of Fund For Tomorrow is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the affirmative vote of Fund For Tomorrow stockholders representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Under Maryland law, stockholders of a registered open-end investment company such as Fund For Tomorrow are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Fund For Tomorrow may redeem his or her Fund For Tomorrow shares prior to the Reorganization.

     A quorum for purposes of the Meeting consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Fund For Tomorrow's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of Fund For Tomorrow, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Fund For Tomorrow present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Fund For Tomorrow.


                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Fundamental Growth Fund and Fund For Tomorrow pro rata according to the aggregate net assets of each Fund's portfolio on the date of Reorganization. Such expenses are currently estimated to be $350,000.

     Fund For Tomorrow will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Fund For Tomorrow and will reimburse certain persons that Fund For Tomorrow may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Fund For Tomorrow.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Fund For Tomorrow. Fund For Tomorrow and Fundamental Growth Fund also may hire proxy solicitors at their expense. The Funds have retained [name], [an affiliate of ML & Co.], with offices at [______________] to aid in the solicitation of proxies from holders of shares held in nominee or "street" name at a cost to be borne by [_________] of approximately $ [________], plus out-of-pocket expenses.

     Broker-dealer firms, including Merrill Lynch, holding shares of Fund For Tomorrow in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization. Fund For Tomorrow will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders exists. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Since approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing a majority of the outstanding shares of Fund For Tomorrow, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan of Reorganization.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Fund For Tomorrow and Fundamental Growth Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Fund For Tomorrow and Fundamental Growth Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Fund For Tomorrow and Fundamental Growth Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Fundamental Growth Fund Prospectus, the Fund For Tomorrow Prospectus, the Fundamental Growth Fund Statement, the Fund For
Tomorrow Statement, other material incorporated by reference and other information regarding the Funds.


                                LEGAL PROCEEDINGS

     There are no material legal proceedings to which Fund For Tomorrow or Fundamental Growth Fund is a party.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Fund For Tomorrow by Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York and for Fundamental Growth Fund by Brown & Wood LLP, One World Trade Center, New York, New York.


                                     EXPERTS

     The financial highlights of Fund For Tomorrow included in this Proxy Statement and Prospectus have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 117 Campus Drive, Princeton, New Jersey 08540.

     The financial highlights of Fundamental Growth Fund included in this Proxy Statement and Prospectus have been so included in reliance on the report of Ernst & Young LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 202 Carnegie Center, Princeton, New Jersey 08543-5321.


                              STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Fund For Tomorrow must be received by Fund For Tomorrow in a reasonable time before the Board of Directors solicitation relating to such meeting is to be made in order to be considered in Fund For Tomorrow's proxy statement and form of proxy relating to the meeting.

                            By Order of the Board of Directors,

                            Susan B. Baker
                            Secretary, Merrill Lynch Fund For Tomorrow, Inc.



                                                                       EXHIBIT I

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the ___ day of ____________, 1998, by and between MERRILL LYNCH FUND FOR TOMORROW, INC., a Maryland corporation ("FFT"), and MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC., a Maryland corporation ("Fundamental Growth").


                             PLAN OF REORGANIZATION
                             ----------------------

     The reorganization will consist of the acquisition by Fundamental Growth of substantially all of the assets, and the assumption of substantially all of the liabilities, of FFT in exchange solely for an equal aggregate value of newly issued shares of Fundamental Growth's common stock, with a par value of $.10 per share, and the subsequent distribution of Corresponding Shares (defined below) of Fundamental Growth to FFT shareholders in exchange for their shares of common stock of FFT, with a par value of $.10 per share, in liquidation of FFT, all upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, shares of Fundamental Growth will be distributed to FFT shareholders as follows: each holder of FFT shares will be entitled to receive the number of shares of that class of shares of Fundamental Growth having the same letter designation (i.e., Class A, Class B, Class C or Class D), and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any ("Corresponding Shares"), as the shares of FFT owned by such shareholder on the Exchange Date (as defined in Section 7 of this Agreement). The aggregate net asset value of the Corresponding Shares of Fundamental Growth to be received by each shareholder of FFT will equal the aggregate net asset value of the FFT shares owned by such shareholder on the Exchange Date. In consideration therefor, on the Exchange Date, Fundamental Growth shall acquire substantially all of the assets of FFT and assume substantially all of FFT's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the liquidation of FFT pursuant to the Reorganization, FFT shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").


                                    AGREEMENT
                                    ---------

     In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, FFT and Fundamental Growth hereby agree as follows:

     1.   Representations and Warranties of FFT.
          -------------------------------------

     FFT represents and warrants to, and agrees with, Fundamental Growth that:

     (a) FFT is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. FFT has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) FFT is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-3871), and such registration has not been revoked or rescinded and is in full force and effect. FFT has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the liquidation of FFT.

     (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of FFT shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Fundamental Growth, with such additions thereto and deletions therefrom as may have arisen in the course of FFT's business up to the Valuation Time; and (ii) all other assets owned by FFT or liabilities incurred as of the Valuation Time.

     (d) FFT has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to receipt of shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (e) Fundamental Growth has been furnished with a statement of assets and liabilities and a schedule of investments of FFT, each as of January 31, 1998, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of FFT and an unaudited schedule of investments of FFT, each as of the Valuation Time, will be furnished to Fundamental Growth at or prior to the Exchange Date for the purpose of determining the number of shares of Fundamental Growth to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of FFT as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) [Fundamental Growth has been furnished with FFT's Semi-Annual Report to Shareholders for the six months ended [July 31, 1998], and the unaudited financial statements appearing therein fairly present the financial position of FFT as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.]

     (g) Fundamental Growth has been furnished with the prospectus and statement of additional information of FFT, dated April 30, 1998, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of FFT, threatened against FFT that assert liability on the part of FFT or that materially affect its financial condition or its ability to consummate the Reorganization. FFT is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (i) There are no material contracts outstanding to which FFT is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to Fundamental Growth prior to the Valuation Time.

     (j) FFT is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (k) FFT has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since January 31, 1998, and those incurred in connection with the Reorganization. As of the Valuation Time, FFT will advise Fundamental Growth in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (l) FFT has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of FFT have been adequately provided for on its books, and no tax deficiency or liability of FFT has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     (m) At both the Valuation Time and the Exchange Date, FFT will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, FFT will have good and marketable title to all of the Investments, and Fundamental Growth will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FFT of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

     (o) The registration statement filed by Fundamental Growth on Form N-14 relating to the shares of Fundamental Growth to be issued pursuant to this Agreement, which includes the proxy statement of FFT and the prospectus of Fundamental Growth with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to FFT (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
(ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by FFT for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (p) FFT is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

     (q) The books and records of FFT made available to Fundamental Growth and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of FFT.

     (r) FFT will not sell or otherwise dispose of any of the shares of Fundamental Growth to be received in the Reorganization, except in distribution to the shareholders of FFT.

     2.   Representations and Warranties of Fundamental Growth.
          ----------------------------------------------------

     Fundamental Growth represents and warrants to, and agrees with, FFT that:

     (a) Fundamental Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Fundamental Growth has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Fundamental Growth is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-6669), and such registration has not been revoked or rescinded and is in full force and effect. Fundamental Growth has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

     (c) Fundamental Growth has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (d) FFT has been furnished with a statement of assets and liabilities and a schedule of investments of Fundamental Growth, each as of August 31, 1997, said financial statements having been examined by Ernst & Young LLP, independent public accountants. An unaudited statement of assets and liabilities of Fundamental Growth and an unaudited schedule of investments of Fundamental Growth, each as of the Valuation Time, will be furnished to FFT at or prior to the Exchange Date for the purpose of determining the number of shares of Fundamental Growth to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Fundamental Growth as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) FFT has been furnished with Fundamental Growth's Semi-Annual Report to Shareholders for the six months ended February 28, 1998, and the unaudited financial statements appearing therein fairly present the financial position of Fundamental Growth as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) FFT has been furnished with the prospectus and statement of additional information of Fundamental Growth, dated November 26, 1997, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Fundamental Growth, threatened against Fundamental Growth that assert liability on the part of Fundamental Growth or that materially affect its financial condition or its ability to consummate the Reorganization. Fundamental Growth is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (h) There are no material contracts outstanding to which Fundamental Growth is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to FFT prior to the Valuation Time.

     (i) Fundamental Growth is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (j) Fundamental Growth has no known liabilities of a material amount, contingent or otherwise, other than those shown on Fundamental Growth's statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since [February 28, 1998] and those incurred in connection with the Reorganization. As of the Valuation Time, Fundamental Growth will advise FFT in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Fundamental Growth of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

     (l) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Fundamental Growth (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Fundamental Growth for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (m) Fundamental Growth is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

     (n) The Fundamental Growth shares to be issued to FFT pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of Fundamental Growth will have any preemptive right of subscription or purchase in respect thereof.

     (o) At or prior to the Exchange Date, the Fundamental Growth shares to be transferred to FFT on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Fundamental Growth presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (p) At or prior to the Exchange Date, Fundamental Growth will have obtained any and all regulatory, Director and shareholder approvals necessary to issue the shares of Fundamental Growth to FFT.

     3.   The Reorganization.
          ------------------

     (a) Subject to receiving the requisite approval of the shareholders of FFT, and to the other terms and conditions contained herein, FFT agrees to convey, transfer and deliver to Fundamental Growth for the benefit of Fundamental Growth, and Fundamental Growth agrees to acquire from FFT for the benefit of Fundamental Growth, on the Exchange Date all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of FFT, and assume substantially all of the liabilities of FFT, in exchange solely for that number of shares of Fundamental Growth provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable FFT will distribute all Fundamental Growth shares received by it to its shareholders in exchange for their corresponding FFT shares. Such distribution shall be accomplished by the opening of shareholder accounts on the stock ledger records of Fundamental Growth in the amounts due the shareholders of FFT based on their respective holdings in FFT as of the Valuation Time.

     (b) FFT will pay or cause to be paid to Fundamental Growth any interest it receives on or after the Exchange Date with respect to the Investments transferred to Fundamental Growth hereunder.

     (c) The Valuation Time shall be 4:00 P.M., New York time, on ___________, 1998, or such earlier or later day and time as may be mutually agreed upon in
writing  (the   "Valuation   Time").

     (d) Fundamental Growth will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, FFT, except that recourse for such liabilities will be limited to the net assets of FFT acquired by Fundamental Growth. The known liabilities of FFT as of the Valuation Time shall be confirmed in writing to Fundamental Growth by FFT pursuant to Section 1(k) of this Agreement.

     (e) Fundamental Growth and FFT will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any such other instrument as may be required by the State of Maryland to effect the transfer of Investments of FFT to Fundamental Growth.

     (f) FFT will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

     4.   Issuance  and   Valuation  of   Fundamental   Growth   Shares  in  the
          ----------------------------------------------------------------------
          Reorganization.
          --------------

     Full Fundamental Growth shares, and to the extent necessary, a fractional Fundamental Growth share, of an aggregate net asset value equal to the net asset value of the assets of FFT acquired, determined as hereinafter provided, reduced by the amount of liabilities of FFT assumed by Fundamental Growth, shall be issued by Fundamental Growth in exchange for such assets of FFT. The net asset value of each of FFT and Fundamental Growth shall be determined in accordance with the procedures described in the then current Fundamental Growth prospectus as of the Valuation Time. Such valuation and determination shall be made by Fundamental Growth in cooperation with FFT. Fundamental Growth shall issue its Class A, Class B, Class C and Class D shares to FFT in one certificate or share deposit receipt registered in the name of FFT. FFT shall distribute Corresponding Shares of Fundamental Growth to its shareholders by redelivering such certificate or receipt to Merrill Lynch Financial Data Services, Inc.

     5.   Payment of Expenses.
          -------------------

     (a) With respect to expenses incurred in connection with the Reorganization, (i) Fundamental Growth shall pay all expenses incurred which are attributable solely to Fundamental Growth and the conduct of its business, (ii) FFT shall pay all expenses incurred which are attributable solely to FFT and the conduct of its business, and (iii) FFT and Fundamental Growth shall pay, subsequent to the Exchange Date and pro rata according to each Fund's net assets on the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include legal and accounting fees, state securities fees (if any), printing costs, filing fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6.   Covenants of FFT and Fundamental Growth.
          ---------------------------------------

     (a) FFT agrees to call a special meeting of its shareholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of FFT issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

     (b) FFT and Fundamental Growth each covenants to operate its respective business as presently conducted between the date hereof and the Exchange Date.

     (c) FFT agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Fundamental Growth shares other than to the shareholders of FFT and without first paying or adequately providing for the payment of all of FFT's liabilities not assumed by Fundamental Growth, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution and deregistration.

     (d) FFT undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that FFT has ceased to be a registered investment company.

     (e) Fundamental Growth will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. FFT and Fundamental Growth agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws (if applicable).

     (f) Fundamental Growth agrees to advise FFT promptly in writing if at any time prior to the Exchange Date the assets of FFT include any assets which Fundamental Growth is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security which, prior to its acquisition by FFT, Fundamental Growth has informed FFT is unsuitable for Fundamental Growth to acquire. Moreover, Fundamental Growth has no plan or intention to sell or otherwise dispose of the assets of FFT to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) FFT and Fundamental Growth each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Fundamental Growth agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of FFT for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, FFT shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by FFT with respect to FFT's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by FFT (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by FFT to the extent such expenses have been accrued by FFT in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

     (h) FFT agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, Fundamental Growth expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

     7.   Exchange Date.
          -------------

     (a) Delivery of the assets of FFT to be transferred, together with any other Investments, and the Fundamental Growth shares to be issued, shall be made at the offices of Shereff, Friedman, Hoffman & Goodman, LLP ("SFHG"), 919 Third Avenue, New York, New York 10022, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by FFT and Fundamental Growth, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, FFT shall cause such Investments to be transferred to Fundamental Growth's account with [Chase Manhattan Bank] at the earliest practicable date thereafter.

     (b)  FFT  will  deliver  to   Fundamental   Growth  on  the  Exchange  Date
confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Fundamental Growth hereunder, certified by Deloitte & Touche LLP.

     (c) As soon as practicable after the close of business on the Exchange Date, FFT shall deliver to Fundamental Growth a list of the names and addresses of all of the shareholders of record of FFT on the Exchange Date and the number of shares of FFT owned by each such shareholder, certified to the best of their knowledge and belief by the transfer agent for FFT or by its President.

     8.   FFT Conditions.
          --------------

     The obligations of FFT hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of FFT, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Fundamental Growth; and that Fundamental Growth shall have delivered to FFT a copy of the resolution approving this Agreement adopted by Fundamental Growth's Board of Directors, certified by the Secretary of Fundamental Growth.

     (b) That Fundamental Growth shall have furnished to FFT a statement of Fundamental Growth's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Fundamental Growth's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Fundamental Growth's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Fundamental Growth since [February 28, 1998] other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

     (c) That Fundamental Growth shall have furnished to FFT a certificate signed by Fundamental Growth's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Fundamental Growth made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Fundamental Growth has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That FFT shall have received an opinion of Brown & Wood LLP, as counsel to Fundamental Growth, in form and substance satisfactory to FFT and dated the Exchange Date, to the effect that (i) Fundamental Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Fundamental Growth to be delivered to FFT shareholders as provided for by this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Fundamental Growth, and no shareholder of Fundamental Growth has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of Fundamental Growth or, to the best of such counsel's knowledge, otherwise);
(iii) this Agreement has been duly authorized, executed and delivered by Fundamental Growth, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of the Articles of Incorporation, as amended, the by-laws, as amended, of Fundamental Growth or any agreement (known to such counsel) to which Fundamental Growth is a party or by which Fundamental Growth is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization, or Maryland law; (v) no consent, approval, authorization or order of any United States Federal court, Maryland state court or governmental authority is required for the consummation by Fundamental Growth of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Fundamental Growth, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where Fundamental Growth has so qualified or the failure so to qualify would not have a material adverse effect on Fundamental Growth or its shareholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Fundamental Growth, the unfavorable outcome of which would materially and adversely affect Fundamental Growth; and (xi) all corporate actions required to be taken by Fundamental Growth to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Fundamental Growth and (xii) such opinion is solely for the benefit of FFT and its Directors and officers. Such opinion also shall state that (aa) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14
Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (bb) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Fundamental Growth contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Fundamental Growth with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Fundamental Growth.

     (f) That FFT shall have received a private letter ruling from the Internal Revenue Service to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of FFT to Fundamental Growth in exchange solely for shares of Fundamental Growth and assumption of FFT's liabilities as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and FFT and Fundamental Growth will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to FFT as a result of the asset transfer solely in exchange for Fundamental Growth shares and the assumption of liabilities or on the distribution of the Fundamental Growth stock to FFT shareholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to Fundamental Growth on the receipt of assets of FFT in exchange for Fundamental Growth shares; (iv) in accordance with
Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of FFT on the receipt of Corresponding Shares of Fundamental Growth in exchange for their shares of FFT; (v) in accordance with Section 362(b) of the Code, the tax basis of the FFT assets in the hands of Fundamental Growth will be the same as the tax basis of such assets in the hands of FFT immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Fundamental Growth received by the shareholders of FFT in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of FFT surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the Corresponding Shares of Fundamental Growth will be determined by including the period for which such shareholder held the shares of FFT exchanged therefor, provided, that such FFT shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Fundamental Growth's holding period with respect to the FFT assets transferred will include the period for which such assets were held by FFT; and
(ix) the taxable year of FFT will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Fundamental Growth will succeed to and take into account certain tax attributes of FFT, such as earnings and profits, capital loss carryovers and method of accounting.

     (g) That all proceedings taken by Fundamental Growth and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to FFT.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fundamental Growth, contemplated by the Commission.

     (i) That FFT shall have received from Ernst & Young LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to FFT, to the effect that (i) they are independent public accountants with respect to Fundamental Growth within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Fundamental Growth included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by FFT and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Fundamental Growth included in the N-14 Registration Statement, and inquiries of certain officials of Fundamental Growth responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by FFT and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Fundamental Growth appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Fundamental Growth or from schedules prepared by officials of Fundamental Growth having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Fundamental Growth or would prohibit the Reorganization.

     (k) That FFT shall have received from the Commission such orders or interpretations as SFHG, as counsel to FFT, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     9.   Fundamental Growth Conditions.
          -----------------------------

     The obligations of Fundamental Growth hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of FFT and by the affirmative vote of the holders of a majority of the shares of common stock of FFT issued and outstanding and entitled to vote thereon, voting together as a single class; and that FFT shall have delivered to Fundamental Growth a copy of the resolution approving this Agreement adopted by FFT's Board of Directors, and a certificate setting forth the vote FFT shareholders obtained, each certified by the Secretary of FFT.

     (b) That FFT shall have furnished to Fundamental Growth a statement of FFT's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on FFT's behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of FFT since January 31, 1998, other than changes in the Investments since that date or changes in the market value of the Investments.

     (c) That FFT shall have furnished to Fundamental Growth a certificate signed by FFT's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of FFT made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and FFT has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That Fundamental Growth shall have received an opinion of Brown & Wood LLP, as Maryland counsel to FFT, in form and substance satisfactory to Fundamental Growth and dated the Exchange Date, to the effect that (i) FFT is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by FFT, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, provided, that such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) FFT has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, FFT will have duly transferred such assets and liabilities in accordance with this Agreement;
(iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of the Articles of Incorporation, as amended, the by-laws of FFT, as amended, or Maryland law;
(v) no consent, approval, authorization or order of any Maryland court or governmental authority is required for the consummation by FFT of the Reorganization, except such as have been obtained under Maryland law; and (vi) such opinion is solely for the benefit of Fundamental Growth and its Directors and officers. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of FFT with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of FFT.

     (f) That Fundamental Growth shall have received an opinion of SFHG, as counsel to FFT, in form and substance satisfactory to Fundamental Growth and dated the Exchange Date, to the effect that (i) no consent, approval, authorization or order of any United States Federal court or governmental authority is required for the consummation by FFT of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (ii) the proxy statement of FFT contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (iii) the descriptions in the proxy statement of FFT contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (iv) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of any agreement (known to such counsel) to which FFT is a party or by which FFT is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (vi) FFT, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on FFT or its shareholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against FFT, the unfavorable outcome of which would materially and adversely affect FFT;
(viii) all corporate actions required to be taken by FFT to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Fund For Tomorrow; and (ix) such opinion is solely for the benefit of Fundamental Growth and its Directors and officers. Such opinion also shall state that (aa) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the proxy statement of Fund For Tomorrow contained in the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement of Fund For Tomorrow contained in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
(bb) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to FFT contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, SFHG may state that it is relying on certificates of officers of FFT with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of FFT and the opinion of Brown & Wood LLP as to matters of Maryland law.

     (g) That Fundamental Growth shall have received a private letter ruling from the Internal Revenue Service with respect to the matters specified in
Section 8(f) of this Agreement.

     (h) That all proceedings taken by FFT and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Fundamental Growth.

     (i) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FFT, contemplated by the Commission.

     (j) That Fundamental Growth shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Fundamental Growth, to the effect that (i) they are independent public accountants with respect to FFT within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of FFT included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by FFT and Fundamental Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of FFT included in the N-14 Registration Statement, and inquiries of certain officials of FFT responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Fundamental Growth and FFT and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to FFT appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of FFT or from schedules prepared by officials of FFT having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of FFT or would prohibit the Reorganization.

     (l) That Fundamental Growth shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Fundamental Growth, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     (m) That the Investments to be transferred to Fundamental Growth shall not include any assets or liabilities which Fundamental Growth, by reason of charter limitations or otherwise, may not properly acquire or assume.

     (n) That FFT shall have delivered to Fundamental Growth a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of FFT for the period ended January 31, 1998 (which returns originally were prepared and filed by FFT), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of FFT for the period covered thereby; and that for the period from February 1, 1998, to and including the Exchange Date and for any taxable year of FFT ending upon the liquidation of FFT, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from February 1, 1998, to and including the Exchange Date and for any taxable year of FFT ending upon the liquidation of FFT or that FFT would not continue to qualify as a regulated investment company for Federal income tax purposes.

     (o) That prior to the Exchange Date, FFT shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for the period from ________________, 199__ to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized for the period from ___________________, 199__ to and including the Exchange Date.

     10.  Termination, Postponement and Waivers.
          -------------------------------------

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of FFT) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of FFT and Fundamental Growth; (ii) by the Board of Directors of FFT if any condition of FFT's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Fundamental Growth if any condition of Fundamental
Growth's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

     (b) If the transactions contemplated by this Agreement have not been consummated by _____________, [1998], this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of FFT and Fundamental Growth.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either FFT or Fundamental Growth or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either FFT or Fundamental Growth, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of FFT and Fundamental Growth have delegated to MLAM the ability to make non-material  changes  to the  transaction  if it  deems  it to be in  the  best
interests  of  FFT  and  Fundamental   Growth  to  do  so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither FFT nor Fundamental Growth nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or shareholder of FFT or Fundamental Growth against any liability to the entity for which that officer, director or trustee, agent or shareholder so acts or to its shareholders, to which that officer, director or trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of FFT and Fundamental Growth to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of FFT unless such terms and conditions shall result in a change in the method of computing the number of shares of Fundamental Growth to be issued to FFT in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of FFT prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless FFT promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

     11.  Indemnification.
          ---------------

     (a) FFT hereby agrees to indemnify and hold Fundamental Growth harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Fundamental Growth may incur or sustain by reason of the fact that (i) Fundamental Growth shall be required to pay any corporate obligation of FFT, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against FFT which were omitted or not fairly reflected in the financial statements to be delivered to Fundamental Growth in connection with the Reorganization; (ii) any representations or warranties made by FFT in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of FFT has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of FFT and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by Fundamental Growth to FFT.

     (b) Fundamental Growth hereby agrees to indemnify and hold FFT harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which FFT may incur or sustain by reason of the fact that (i) any representations or warranties made by Fundamental Growth in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Fundamental Growth has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to shareholders of FFT and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished by FFT to Fundamental Growth.

     (c) In the event that any claim is made against Fundamental Growth in respect of which indemnity may be sought by Fundamental Growth from FFT under
Section 11(a) of this Agreement, or in the event that any claim is made against FFT in respect of which indemnity may be sought by FFT from Fundamental Growth under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between FFT and Fundamental Growth that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (c) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

     12.  Other Matters.
          -------------

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Fundamental Growth will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

          THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR
          (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Fundamental Growth's transfer agent with respect to such shares. FFT will provide Fundamental Growth on the Exchange Date with the name of any FFT shareholder who is to the knowledge of FFT an affiliate of it on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to FFT or Fundamental Growth, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn.:
[Jeffrey  M.  Peek],  President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, of FFT and Fundamental Growth are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each fund.


     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                   MERRILL LYNCH FUND FOR TOMORROW, INC.


                                   By:___________________________

Attest:


___________________



                                   MERRILL LYNCH FUNDAMENTAL GROWTH
                                       FUND, INC.


                                   By:___________________________

Attest:


___________________




Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                             SUBJECT TO COMPLETION
  PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JULY 28, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH FUND FOR TOMORROW, INC.
                   MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Fund For Tomorrow, Inc. ("Fund For Tomorrow") and Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth Fund") dated [ ] __, 1998 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Fundamental Growth Fund at [1-800-456-4587, ext. 123], or by writing to Fundamental Growth Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

     Further information about Fundamental Growth Fund is contained in and incorporated by reference to its Prospectus, dated November 24, 1997, and its Statement of Additional Information, dated November 24, 1997, which are incorporated by reference into this Statement of Additional Information. Fundamental Growth Fund's Statement of Additional Information accompanies this Statement of Additional Information.

     Further   information   about  Fund  For   Tomorrow  is  contained  in  and
incorporated by reference to its Prospectus, dated April 30, 1998, and its Statement of Additional Information, dated April 30, 1998, which are incorporated by reference into this Statement of Additional Information. Fund For Tomorrow Statement of Additional Information accompanies this Statement of Additional Information.

     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Fund For Tomorrow and Fundamental Growth Fund, other material incorporated by reference and other information regarding Fund For Tomorrow and Fundamental Growth Fund.

     The date of this Statement of Additional Information is      [ ] ___, 1998.



                                TABLE OF CONTENTS

General Information..........................................................  2
Financial Statements.........................................................  2
Pro Forma Combined Schedule of Investments
  for Fundamental Growth Fund and Fund For
  Tomorrow as of June 30, 1998 (unaudited) ..................................F-1
Pro Forma Combined Statement of Assets and Liabilities
for Fundamental Growth Fund and Fund For Tomorrow
as of June 30, 1998 (unaudited) .............................................F-9
Pro Forma Combined Statement of Operations for
Fundamental Growth Fund and Fund For Tomorrow
as of June 30, 1998 (unaudited) ............................................F-11

                               GENERAL INFORMATION

     The stockholders of Fund For Tomorrow are being asked to approve the acquisition of substantially all of the assets of Fund For Tomorrow, and the assumption of substantially all of the liabilities of Fund For Tomorrow by Fundamental Growth Fund in exchange solely for an equal aggregate value of shares of Fundamental Growth Fund (the "Reorganization"). Fundamental Growth Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Fund For Tomorrow to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on October 13, 1998, at 9:00 a.m., New York time.

     For detailed information about the Reorganization, stockholders of Fund For Tomorrow should refer to the Proxy Statement and Prospectus. For further information about Fundamental Growth Fund, Fund For Tomorrow stockholders should refer to Fundamental Growth Fund's Statement of Additional Information, dated November 24, 1997, which accompanies this Statement of Additional Information and is incorporated by reference herein. For further information about Fund For Tomorrow, stockholders should refer to Fund For Tomorrow's Statement of Additional Information, dated April 30, 1998, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                              FINANCIAL STATEMENTS

     Pro   forma   financial   statements   reflecting   consummation   of   the
Reorganization are included herein.

FUNDAMENTAL GROWTH FUND

     Audited financial statements and accompanying notes for the fiscal year ended August 31, 1997 and the independent auditor's report thereon, dated October 3, 1997 of Fundamental Growth Fund are incorporated by reference from Fundamental Growth Fund's Statement of Additional Information, dated November 26, 1997. Unaudited financial statements and accompanying notes for the six months ended February 28, 1998 for Fundamental Growth Fund are incorporated by reference from Fundamental Growth Fund's Semi-Annual Report to Shareholders.

FUND FOR TOMORROW

     Audited financial statements and accompanying notes for the fiscal year ended January 31, 1998, and the independent auditor's report thereon, dated March 10, 1998, of Fund For Tomorrow are incorporated by reference from the Fund For Tomorrow Statement of Additional Information dated April 30, 1998.


                                                             Combined Schedule of Investments for
                                                        Merrill Lynch Fundamental Growth Fund, Inc. and
                                                             Merrill Lynch Fund For Tomorrow, Inc.
                                                                   June 30, 1998 (Unaudited)


INDUSTRIES                             SHARES HELD                         STOCKS
-------------------------------------  -----------   ----------------------------------------------------
Advertising                               132,000    Interpublic Group of Companies, Inc.

Banking & Financial                       302,500    Banc One Corp.
                                           82,500    BankAmerica Corp.
                                           44,000    Citicorp
                                          220,000    Mellon Bank Corp.
                                          170,500    State Street Boston Corp.



Beverages                                 295,000    Coca-Cola Company (The)
                                           66,000    Seagram Co., Ltd. (The)



Broadcasting-Radio & Television           220,000    Chancellor Media Corp.
                                          132,000    Clear Channel Communications, Inc.



Broadcast Services                        200,000    Carlton Communications PLC (ADR)(a)

Building Materials                        100,000    Royal Group Technologies Ltd.

Cable Television                          150,000    Tele-Communications Liberty Media Group (Series A)

Chemicals                                 165,000    duPont (E.I.) de Nemours & Co.

Communication Equipment                   363,000    Cisco Systems, Inc.
                                          440,000    FORE Systems, Inc.
                                          170,500    Lucent Technologies, Inc.
                                          220,000    Newbridge Networks Corporation
                                           71,500    Northern Telecom Ltd.
                                          176,000    Telefonakliebolaget LM Ericsson (ADR)(a)



Components                                150,000    Harman International Industries Inc.
                                          200,000    Nokia Corp. AB (ADR)(a)
                                          150,000    Voice Control Systems Inc.



Computers                               1,368,000    COMPAQ Computer Corp.
                                          148,500    Dell Computer Corporation
                                          110,000    Hewlett-Packard Co.



Conglomerate                              200,000    Quinenco S.A (ADR)(a)

Cosmetics                                 124,400    Avon Products, Inc.
                                          242,000    Gilette Company (The)
                                           22,000    International Flavors & Fragrances Inc.



Electrical Equipment                       33,000    Emerson Electric Co.
                                          470,760    General Electric Co.
                                           11,000    Honeywell, Inc.



Electronics                               302,500    Intel Corp.
                                          100,000    Phillips Electronics N.V. (NY Registered Shares)
                                           50,000    Sony Corp. (ADR)(a)
                                          110,000    ST Microelectronics (NY Registered Shares)
                                          302,500    Texas Instruments Inc.



Energy                                    176,000    El Paso Natural Gas Co.
                                           82,500    Enron Corp.



Entertainment                             110,000    Viacom, Inc. (Class A)
                                          220,000    Walt Disney Company (The)



Environmental Equipment                   118,900    Thermo Ecotex Corp.

Financial Services                         38,500    American Express Company
                                          104,500    Federal National Mortgage Assocation
                                          165,000    Franklin Resources, Inc.
                                          198,000    Morgan Stanley, Dean Witter, Discover & Co.
                                          132,000    Travelers Group, Inc.



Food                                       33,000    ConAgra, Inc.
                                           55,000    Wrigley (Wm.) Jr. Co. (Class B)



Food & Beverage                       954,900,000    Avipal S.A. - Avicultura e Agropecuaria
                                          160,000    PepsiCo, Inc.



Food Merchandising                         55,000    Albertson's, Inc.
                                          165,000    Meyer (Fred), Inc.



Healthcare                                200,000    HEALTHSOUTH Corp.

Home Furnishings                          291,500    Ethan Allen Interiors, Inc.
                                           50,000    American Woodmark Corporation



Hotel                                     132,000    Marriott International, Inc.

Household Products                         38,500    Colgate-Palmolive Co.
                                           88,000    Kimberly-Clark Corporation
                                          297,000    Procter & Gamble Co.
                                          220,000    Unilever N.V. (NY Registered Shares)



Information Processing                    396,000    First Data Corp.

Information Services                       50,000    Ceridian Corp.
                                          400,000    OzEmail, Ltd. (ADR)(a)



Information Systems                       100,000    International Business Machines Corp.

Insurance                                  11,000    Aetna Inc.
                                          121,000    American International Group, Inc.
                                           50,000    Chubb Corp.
                                          200,000    Torchmark Corp.



Internet Software                          55,000    America Online, Inc.

Leisure                                   230,000    Polygram N.V. (NY Registered Shares)

Leisure & Entertainment                   300,000    Galoob (Lewis) Toys, Inc.
                                          100,000    Royal Olympic Cruise Lines, Inc.



Medical Services                          100,000    Vencor, Inc.

Medical-Technology                        137,500    Boston Scientific Corp.
                                          132,000    Guidant Corp.
                                           22,000    Johnson & Johnson



Miscellaneous                               7,888    Coram Healthcare Corporation (Warrants)(b)

Multi-Industry                            180,000    Thermo Electron Corp.

Oil Services                              148,500    Baker Hughes, Inc.
                                           88,000    Diamond Offshore Drilling, Inc.
                                           55,000    Schlumberger Ltd.



Personal Computers                        100,000    Gateway 2000, Inc.

Pharmaceuticals                           200,000    American Home Products Corp.
                                           33,000    Amgen, Inc.
                                          133,333    Astra AB (ADR)(a)
                                          320,000    Bristol-Myers Squibb Co.
                                          100,000    Lilly (Eli) and Company
                                          199,400    Merck & Co. Inc.
                                           50,000    Novartis AG (ADR)(a)
                                          286,000    Pfizer, Inc.
                                          100,800    Schering-Plough Corp.



Photography                                27,500    Eastman Kodak Co.

Pollution Control                          22,000    Waste Management Inc.

Pollution Technology                      400,000    Molten Metal Technology, Inc.
                                          396,600    Philip Services Corp.



Publishing                                 44,000    Gannett Co., Inc.

Real Estate Development                   100,000    Ventas, Inc.

Restaurant                                 44,000    McDonald's Corp.

Retail Apparel                             40,000    The Children's Place Retail Stores, Inc.

Retail Specialty                          357,000    CVS Corporation
                                          187,000    Gap, Inc. (The)
                                           75,000    Petco Animal Supplies, Inc.
                                          770,000    Staples Inc.
                                          341,000    Walgreen Co.



Retail Stores                             704,000    Wal-Mart Stores, Inc.
                                          236,500    Federated Department Stores, Inc.



Semiconductor Capital Equipment           352,000    Applied Materials, Inc.

Software - Computer                       115,500    Baan Company, N.V. (U.S. Registered Shares)
                                          302,500    Microsoft Corp.
                                          440,000    PeopleSoft, Inc.
                                          165,000    SAP AG (Systeme, Anwendugen, Produkte in der
                                                     Datenverarbeitung)(ADR)(a)
                                           50,000    Sterling Commerce, Inc.



Specialty Retail                          138,900    OfficeMax, Inc.

Specialty Services                        200,000    Household International, Inc.
                                        1,000,000    National Mutual Asia Ltd.
                                          250,000    Sitel Corporation



Systems                                   100,000    Computer Sciences Corporation
                                          100,000    Genrad, Inc.
                                           75,000    Networks Assocites, Inc.
                                          300,000    Silicon Graphics, Inc.
                                          200,000    Sun Microsystems, Inc.



Telecommunications                        100,000    ADC Telecommunications, Inc.
                                          352,000    AT&T Corporation
                                          200,000    Alcatel Alsthom Cie Generale
                                                      d'Electricite S.A.(ADR)(a)
                                          300,000    Inter-Tel Inc.
                                          100,000    RSL Communications, Ltd. (Class A)
                                          385,000    Sprint Corporation
                                          242,000    WorldCom. Inc.



Textiles                                  100,000    Shaw Industries, Inc.

Toys                                      275,000    Mattel, Inc.

Travel & Lodging                          330,000    Carnival Corporation (Class A)


(table continued)

                                               FUNDAMENTAL          FUND FOR            PRO FORMA FOR
INDUSTRIES                                       GROWTH             TOMORROW            COMBINED FUND+
-------------------------------------         ------------   -----------------------  -----------------
Advertising                                     $8,010,750                   --             $8,010,750

Banking & Financial                             16,883,281                   --             16,883,281
                                                 7,131,094                   --              7,131,094
                                                 6,567,000                   --              6,567,000
                                                15,317,500                   --             15,317,500
                                                11,849,750                   --             11,849,750
                                              ------------                            -----------------
                                                57,748,625                                  57,748,625

Beverages                                       25,222,500                   --             25,222,500
                                                 2,701,875                   --              2,701,875
                                              ------------                            -----------------
                                                27,924,375                                  27,924,375

Broadcasting-Radio & Television                 10,917,500                   --             10,917,500
                                                14,404,500                   --             14,404,500
                                              ------------                            -----------------
                                                25,322,000                                  25,322,000

Broadcast Services                                      --           $9,000,000              9,000,000

Building Materials                                      --            2,891,747              2,891,747

Cable Television                                        --            5,821,875              5,821,875

Chemicals                                       12,313,125                   --             12,313,125

Communication Equipment                         33,418,688                   --             33,418,688
                                                11,632,500                   --             11,632,500
                                                14,183,469                   --             14,183,469
                                                 5,266,250                   --              5,266,250
                                                 4,057,625                   --              4,057,625
                                                 5,038,000                   --              5,038,000
                                              ------------                            -----------------
                                                73,596,532                                  73,596,532

Components                                              --            5,775,000              5,775,000
                                                        --           14,512,500             14,512,500
                                                        --              487,500                487,500
                                                             -----------------------  -----------------
                                                                     20,775,000             20,775,000

Computers                                       27,467,000           11,350,000             38,817,000
                                                13,773,375                   --             13,773,375
                                                 6,586,250                   --              6,586,250
                                              ------------   -----------------------  -----------------
                                                47,826,625           11,350,000             59,176,625

Conglomerate                                            --            1,800,000              1,800,000

Cosmetics                                               --            9,641,000              9,641,000
                                                13,718,375                   --             13,718,375
                                                   955,625                   --                955,625
                                              ------------   -----------------------  -----------------
                                                14,674,000            9,641,000             24,315,000

Electrical Equipment                             1,992,375                   --              1,992,375
                                                36,036,000            6,803,160             42,839,160
                                                   919,188                   --                919,188
                                              ------------   -----------------------  -----------------
                                                38,947,563            6,803,160             45,750,723

Electronics                                     22,403,906                   --             22,403,906
                                                        --            8,500,000              8,500,000
                                                        --            4,303,125              4,303,125
                                                 7,686,250                   --              7,686,250
                                                17,639,531                   --             17,639,531
                                              ------------   -----------------------  -----------------
                                                47,729,687           12,803,125             60,532,812

Energy                                           6,732,000                   --              6,732,000
                                                 4,460,156                   --              4,460,156
                                              ------------                            -----------------
                                                11,192,156                                  11,192,156

Entertainment                                    6,435,000                   --              6,435,000
                                                23,113,750                   --             23,113,750
                                              ------------                            -----------------
                                                29,548,750                                  29,548,750

Environmental Equipment                                 --            1,857,812              1,857,812

Financial Services                               4,389,000                   --              4,389,000
                                                 6,348,375                   --              6,348,375
                                                 8,910,000                   --              8,910,000
                                                18,092,250                   --             18,092,250
                                                 8,002,500                   --              8,002,500
                                              ------------                            -----------------
                                                45,742,125                                  45,742,125

Food                                             1,045,688                   --              1,045,688
                                                 5,390,000                   --              5,390,000
                                              ------------                            -----------------
                                                 6,435,688                                   6,435,688

Food & Beverage                                         --            1,519,253              1,519,253
                                                        --            6,590,000              6,590,000
                                                             -----------------------  -----------------
                                                                      8,109,253              8,109,253

Food Merchandising                               2,849,688                   --              2,849,688
                                                 7,012,500                   --              7,012,500
                                              ------------                            -----------------
                                                 9,862,188                                   9,862,188

Healthcare                                              --            5,337,500              5,337,500

Home Furnishings                                14,556,781                   --             14,556,781
                                                        --            1,368,750              1,368,750
                                              ------------   -----------------------  -----------------
                                                14,556,781            1,368,750             15,925,531

Hotel                                            4,273,500                   --              4,273,500

Household Products                               3,388,000                   --              3,388,000
                                                 4,037,000                   --              4,037,000
                                                27,045,563                   --             27,045,563
                                                17,366,250                   --             17,366,250
                                              ------------                            -----------------
                                                51,836,813                                  51,836,813

Information Processing                          13,191,750                   --             13,191,750

Information Services                                    --            2,937,500              2,937,500
                                                        --            9,050,000              9,050,000
                                                             -----------------------  -----------------
                                                                     11,987,500             11,987,500

Information Systems                                     --           11,481,250             11,481,250

Insurance                                          837,375                   --                837,375
                                                17,666,000                   --             17,666,000
                                                        --            4,018,750              4,018,750
                                                        --            9,150,000              9,150,000
                                              ------------   -----------------------  -----------------
                                                18,503,375           13,168,750             31,672,125

Internet Software                                5,830,000                   --              5,830,000

Leisure                                         11,701,250                   --             11,701,250

Leisure & Entertainment                                 --            3,000,000              3,000,000
                                                        --            1,000,000              1,000,000
                                                             -----------------------  -----------------
                                                                    4,000,000              4,000,000

Medical Services                                        --              725,000                725,000

Medical-Technology                               9,848,438                   --              9,848,438
                                                 9,413,250                   --              9,413,250
                                                 1,622,500                   --              1,622,500
                                              ------------                            -----------------
                                                20,884,188                                  20,884,188

Miscellaneous                                           --                   --                     --

Multi-Industry                                          --            6,153,750              6,153,750

Oil Services                                     5,132,531                   --              5,132,531
                                                 3,520,000                   --              3,520,000
                                                 3,757,187                   --              3,757,187
                                              ------------                            -----------------
                                                12,409,718                                  12,049,718

Personal Computers                                      --            5,062,500              5,062,500

Pharmaceuticals                                         --           10,350,000             10,350,000
                                                 2,157,375                   --              2,157,375
                                                        --            2,733,327              2,733,327
                                                25,286,250           11,493,750             36,780,000
                                                        --            6,606,250              6,606,250
                                                19,861,875            6,807,875             26,669,750
                                                        --            4,150,000              4,150,000
                                                31,084,625                   --             31,084,625
                                                        --            9,235,800              9,235,800
                                              ------------   -----------------------  -----------------
                                                78,390,125           51,377,002            129,767,127

Photography                                      2,009,219                   --              2,009,219

Pollution Control                                  770,000                   --                770,000

Pollution Technology                                    --               40,000                 40,000
                                                        --            1,635,975              1,635,975
                                                             -----------------------  -----------------
                                                                      1,675,975              1,675,975

Publishing                                       3,126,750                   --              3,126,750

Real Estate Development                                 --            1,381,250              1,381,250

Restaurant                                       3,036,000                   --              3,036,000

Retail Apparel                                          --              390,000                390,000

Retail Specialty                                13,900,688                   --             13,900,688
                                                11,523,875                   --             11,523,875
                                                        --            1,495,312              1,495,312
                                                22,281,875                   --             22,281,875
                                                14,087,562                   --             14,087,562
                                              ------------   -----------------------  -----------------
                                                61,794,000            1,495,312             63,289,312

Retail Stores                                   42,768,000                   --             42,768,000
                                                12,726,656                   --             12,726,656
                                              ------------                            -----------------
                                                55,494,656                                  55,494,656

Semiconductor Capital Equipment                 10,384,000                   --             10,384,000

Software - Computer                              4,114,687                   --              4,114,687
                                                32,783,437                   --             32,783,437
                                                20,652,500                   --             20,652,500
                                                37,288,845                   --             37,288,845

                                                        --            2,425,000              2,425,000
                                              ------------   -----------------------  -----------------
                                                94,839,469            2,425,000             97,264,469

Specialty Retail                                        --            2,291,850              2,291,850

Specialty Services                                      --            9,950,000              9,950,000
                                                        --              638,866                638,866
                                                        --            1,656,250              1,656,250
                                                             -----------------------  -----------------
                                                                     12,245,116             12,245,116

Systems                                                 --            6,400,000              6,400,000
                                                        --            1,975,000              1,975,000
                                                        --            3,585,937              3,585,937
                                                        --            3,637,500              3,637,500
                                                        --            8,687,500              8,687,500
                                                             -----------------------  -----------------
                                                                     24,285,937             24,285,937

Telecommunications                                      --            3,650,000              3,650,000
                                                20,108,000                   --             20,108,000

                                                        --            8,137,500              8,137,500
                                                        --            4,800,000              4,800,000
                                                        --            2,975,000              2,975,000
                                                27,142,500                   --             27,142,500
                                                11,691,625                   --             11,691,625
                                              ------------   -----------------------  -----------------
                                                58,942,125           19,562,500             78,504,625

Textiles                                                --            1,762,500              1,762,500

Toys                                            11,635,937                   --             11,635,937

Travel & Lodging                                13,076,250                   --             13,076,250
                                              ------------   -----------------------  -----------------
    TOTAL STOCKS                            $1,003,560,095        $269,030,414         $1,272,590,509
                                             =============   =======================  =================



                                                             Combined Schedule of Investments for
                                                        Merrill Lynch Fundamental Growth Fund, Inc. and
                                                             Merrill Lynch Fund For Tomorrow, Inc.
                                                                   June 30, 1998 (Unaudited)

                                      FACE AMOUNT                  SHORT-TERM SECURITIES
-----------------------------------   -----------      -----------------------------------------------
Commercial Paper*                     $10,000,000      Atlantic Asset Security Corp., 5.62% due
                                                       7/20/1998
                                       12,673,000      CIT Group Holdings Corp., 6.50%
                                                       due 7/01/1998
                                       25,000,000      Corporate Asset Funding Corp., 5.55%
                                                       due 7/07/1998
                                       10,000,000      Countrywide Home Loan Corp., 5.54%
                                                       due 7/07/1998
                                        8,044,000      General Motors Acceptance Corp., 6.50%
                                                       due 7/01/1998
                                        7,000,000      International Securitization, 5.57%
                                                       due 7/20/1998
                                       15,000,000      Lexington Parker Capital Co. LLC, 5.60%
                                                       due 7/17/1998
                                       11,433,000      Variable Funding Capital Corp., 5.58%
                                                       due 7/15/1998
                                       14,000,000      Variable Funding Capital Corp., 5.57%
                                                       due 7/20/1998


(table continued)

                                         FUNDAMENTAL            FUND FOR             PRO FORMA FOR
                                           GROWTH+              TOMORROW+            COMBINED FUND+
-----------------------------------      --------------------   -------------     ------------------
Commercial Paper*                                    --            9,970,339              9,970,339

                                                     --           12,673,000             12,673,000

                                             24,976,875                   --             24,976,875

                                              9,990,767                   --              9,990,767

                                              8,044,000                   --              8,044,000

                                                     --            6,979,422              6,979,422

                                             14,962,667                                  14,962,667

                                             11,408,190                   --             11,408,190

                                              3,988,241            9,970,603             13,958,844

                                         --------------------   -------------     ------------------
             TOTAL SHORT-TERM SECURITY       73,370,740           39,593,364            112,964,104
                                         ====================   =============     ==================
Total Investments (Cost $1,125,656,160)  $1,076,930,835         $308,623,778         $1,385,554,613
                                         ====================   =============     ==================

______________
+ Value as discussed in Note 1a of Notes to Pro Forma Financial Statements below.
* Commercial Paper is traded on a discount basis, the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)  American Depositary  Receipts.

(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date and are non-income producing.


           PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR
                 MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                      MERRILL LYNCH FUND FOR TOMORROW, INC.
                                   (UNAUDITED)

     The following unaudited Pro Forma Combined Statement of Assets and Liabilities for Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth Fund") and Merrill Lynch Fund For Tomorrow, Inc. ("Fund For Tomorrow") has been derived from the Statements of Assets and Liabilities of Fundamental Growth Fund and Fund For Tomorrow as of June 30, 1998, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on June 30, 1998. The Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on June 30, 1998. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Fundamental Growth Fund included in its Statement of Additional Information dated November 26, 1997 and from the Fund For Tomorrow audited financial statements and related notes included in its Statement of Additional Information dated April 30, 1998.

                                                          FUNDAMENTAL          FUND FOR        ADJUSTMENTS       PRO FORMA FOR
                                                          GROWTH FUND          TOMORROW                          COMBINED FUND
                                                       -----------------     -------------   ---------------   ----------------
ASSETS:
Investments, at value*(Note 1a)                         $1,076,930,835       $308,623,778                         $1,385,554,613
Cash                                                           507,407             12,137                                519,544
Foreign Cash (Note 1b)                                              --             10,502                                 10,502
Receivables:
    Capital shares sold                                     10,229,919            283,864                             10,513,783
    Securities sold                                          2,839,000         15,806,020                             18,645,020
    Dividends                                                  714,365          1,428,206                              2,142,571
Deferred organization expenses (Note 1f)                         5,077                 --                                  5,077
Prepaid registrations fees and other assets (Note 1f)           53,503             10,264                                 63,767
                                                       -----------------     -------------                     -----------------
Total assets                                             1,091,280,106        326,174,771                          1,417,454,877
                                                       =================     =============                     =================

LIABILITIES:
Payables:
    Dividends to Shareholders                                       --                 --      $58,825,628(1)         58,825,628
    Securities purchased                                    24,462,322         13,883,212                             38,345,534
    Capital shares redeemed                                  3,865,802            241,208                              4,107,010
    Distributor (Note 2)                                       633,761             92,467                                726,228
    Investment adviser (Note 2)                                547,034            178,808                                725,842
Accrued expenses and other liabilities                         204,377            167,173          154,450(2)            526,000
                                                       -----------------     -------------   ---------------   -----------------
Total liabilities                                           29,713,296         14,562,868       58,980,078           103,256,242
                                                       =================     =============   ===============   =================

NET ASSETS:
Net Assets:                                             $1,061,566,810       $311,611,903     ($58,980,078)       $1,314,198,635
                                                       =================     =============   ===============   =================

NET ASSETS CONSIST OF:
Class A Common Stock, $0.10 par value,                        $897,094             61,291           (6,742)              951,643
  100,000,000 shares authorized
Class B Common Stock, $0.10 par value,                       3,294,957            295,158          (30,873)            3,559,242
  100,000,000 shares authorized
Class C Common Stock, $0.10 par value,                         737,527             10,585           (1,195)              746,917
  100,000,000 share authorized
Class D Common Stock, $0.10 par value,                         775,514          1,420,195         (154,202)            2,041,507
  100,000,000 shares authorized
Paid-in capital in excess of par                           851,888,026        195,074,312           38,562         1,047,000,900
Accumulated investment loss - net                           (1,430,721)         1,555,413         (124,692)                    0
Undistributed realized capital gains on investments
  and foreign currency transactions - net                   40,331,874         18,369,062      (58,700,936)                    0
Unrealized appreciation on investments and foreign
  currency transactions - net                              165,072,539         94,825,887                            259,898,426
                                                       =================     =============   ===============   =================
Net assets                                              $1,061,566,810       $311,611,903     ($58,980,078)       $1,314,198,635


           PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR
                 MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                      MERRILL LYNCH FUND FOR TOMORROW, INC.
                             (UNAUDITED) (CONCLUDED)

                                                          FUNDAMENTAL          FUND FOR        ADJUSTMENTS       PRO FORMA FOR
                                                          GROWTH FUND          TOMORROW                          COMBINED FUND
                                                       -----------------     -------------   ---------------   ----------------

NET ASSET VALUE:
Class A:
    Net assets                                            $172,885,564        $10,819,194      ($7,047,840)         $176,656,918
    Shares outstanding                                       8,970,935            612,910          (67,413)            9,516,432
    Net Asset Value                                             $19.27             $17.65                                 $18.56

Class B:
    Net assets                                            $604,496,007        $49,899,908     ($25,415,983)         $628,979,932
    Shares outstanding                                      32,949,565          2,951,579         (308,723)           35,592,421
    Net Asset Value                                             $18.35             $16.91                                 $17.67

Class C:
    Net Assets                                            $135,909,704         $1,780,876      ($5,109,772)         $132,580,808
    Shares outstanding                                       7,375,265            105,848          (11,945)            7,469,168
    Net Asset Value                                             $18.43             $16.82                                 $17.75

Class D:
    Net Assets                                            $148,275,535       $249,111,925     ($21,406,483)         $375,980,977
    Shares outstanding                                       7,755,139         14,201,953       (1,542,020)           20,415,072
    Net Asset Value                                             $19.12             $17.54                                 $18.42

*identified cost                                          $911,858,296       $213,797,864                         $1,125,656,160


(1)  Reflects  the  payment  of   undistributed   net   investment   income  and
     undistributed  realized capital gains.
(2) Reflects the charge of estimated Reorganization expenses of $350,000 and anticipated savings of the Reorganization.

See Notes to Financial Statements.



                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                 MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                      MERRILL LYNCH FUND FOR TOMORROW, INC.
                                   (UNAUDITED)

     The following  unaudited  Pro Forma  Combined  Statement of Operations  for
Fundamental Growth Fund and Fund For Tomorrow has been derived from the Statements of Operations of Fundamental Growth Fund and Fund For Tomorrow as of June 30, 1998, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on February 1, 1998. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on February 1, 1998. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Fundamental Growth Fund included in its Statement of Additional Information dated November 26, 1997 and from the Fund For Tomorrow audited financial statements and related notes included in its Statement of Additional Information dated April 30, 1998.


                                                          FUNDAMENTAL          FUND FOR        ADJUSTMENTS       PRO FORMA FOR
                                                          GROWTH FUND          TOMORROW                          COMBINED FUND
                                                       -----------------     -------------   ---------------   ----------------
INVESTMENT INCOME (NOTES 1D & 1A):
    Dividends**                                              $2,528,384        $2,791,920                           $5,320,304
    Interest and discount earned***                           1,955,001           523,182                            2,478,183
                                                       -----------------     -------------                     ----------------
    Total income                                              4,483,385         3,315,102                            7,798,487
                                                       -----------------     -------------                     ----------------

EXPENSES:
    Investment advisory fees                                  2,143,881           853,232                            2,997,113
    Account maintenance and distribution fees -
        Class B (Note 2)                                      1,877,715           229,598                            2,107,313
    Account maintenance and distribution fees -
        Class C (Note 2)                                        471,722             9,878                              481,600
    Transfer agent fees - Class B                               179,238            46,990                              226,228
    Registration fees (Note 1f)                                 111,800            32,968                              144,768
    Account maintenance fees - Class D (Note 2)                  35,379           255,676                              291,055
    Custodian fees                                               14,377            21,276                               35,653
    Transfer agent fees - Class C                                50,491             2,153                               52,644
    Transfer agent fees - Class D                                35,379           166,433                              201,812
    Printing and shareholder reports                             41,257            44,267        ($39,334)(2)           46,190
    Accounting services (Note 2)                                 26,500            33,558         (67,654)(2)    (7,596)
    Directors' fees and expenses                                 13,241            11,440         (23,128)(2)            1,553
    Transfer agent fees - Class A (Note 2)                       35,954             8,375                               44,329
    Professional fees                                            25,120            31,420         (65,434)(2)    (8,894)
    Amortization of organization expenses                         1,665                 -
    Pricing fees                                                      3               513                                  516
    Other                                                         5,387             7,929         350,000 (1)          363,316
                                                       -----------------     -------------   ---------------   ----------------
    Total expenses                                            5,069,109         1,755,706         154,450            6,977,600
                                                       -----------------     -------------   ---------------   ----------------
    Investment income (loss) - net                             (585,724)        1,559,396        (154,450)             820,887
                                                       -----------------     -------------   ---------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT & FOREIGN CURRENCY TRANSACTIONS -
NET (NOTES 1B, 1C, 1E & 3):
    Realized gain (loss) from:
        Investments - net                                    32,419,078        15,435,072                           47,854,150
        Foreign currency transactions - net                           -           (4,347)                              (4,347)
    Change in unrealized appreciation/depreciation on:
        Investments - net                                   100,831,744        22,245,210                          123,076,954
        Foreign currency transactions - net                           -              (18)                                 (18)
    Net realized and unrealized gain on investments
        and foreign currency transactions                   133,250,822        37,675,917                          170,926,739

    NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                    $132,665,098       $16,994,450        ($154,450)        $48,675,019
                                                       =================     =============   ===============   ================

**Net foreign withholding tax on dividends                            -          $144,463                             $144,463
***Net foreign withholding tax on interest                            -                 -                                    -

______________
(1) Reflects the charge for estimated Reorganization expenses of $350,000.
(2) Reflects the anticipated savings of the Reorganization.


                 MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                      MERRILL LYNCH FUND FOR TOMORROW, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(Service Mark) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments - Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments - The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

       - Financial futures contracts - The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

       - Options - The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

       Written and purchased options are non-income producing investments.

(c) Foreign currency transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

                 MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC. AND
                      MERRILL LYNCH FUND FOR TOMORROW, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                             (UNAUDITED)(CONTINUED)

(d) Income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees - Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions - Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                       Account Maintenance Fee           Distribution Fee
-------------------- ----------------------------- -----------------------------
Class B                         0.25%                         0.75%
-------------------- ----------------------------- -----------------------------
Class C                         0.25%                         0.75%
-------------------- ----------------------------- -----------------------------
Class D                         0.25%                           --
-------------------- ----------------------------- -----------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period February 1, 1998 to June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D shares as follows:


                    Merrill Lynch Fundamental        Merrill Lynch Fund
                        Growth Fund Inc.             For Tomorrow, Inc.
------------------- -------------------------- ---------------------------------
Class A:
------------------- -------------------------- ---------------------------------
    MLFD                  $      191                   $          106
------------------- -------------------------- ---------------------------------
    MLPF&S                $    2,396                   $          494
------------------- -------------------------- ---------------------------------
Class D:
------------------- -------------------------- ---------------------------------
    MLFD                  $   17,046                   $          540
------------------- -------------------------- ---------------------------------
    MLPF&S                $  244,378                   $        8,995
------------------- -------------------------- ---------------------------------

For the period February 1, 1998 to June 30, 1998, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C shares, as follows:

                     Merrill Lynch Fundamental         Merrill Lynch Fund
                        Growth Fund, Inc.              For Tomorrow, Inc.
------------------- -------------------------- ---------------------------------
Class B               $        276,826                 $         30,134
------------------- -------------------------- ---------------------------------
Class C               $         10,517                 $             43
------------------- -------------------------- ---------------------------------

[In addition, MLPF&S received $     in commissions on the execution of portfolio
security transactions for the Fund for the period February 1, 1998 to June 30, 1998.]

During the period February 1, 1998 to June 30, 1998 the combined Funds paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $ [ ] and $ [ ] for security price quotations to compute the net asset value of Merrill Lynch Fundamental Growth Fund, Inc. and Merrill Lynch Fund For Tomorrow, Inc., respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

     Reference is made to Article V of Registrant's Amended and Restated Articles of Incorporation, Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the
Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

     In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.

1    (a)  --   Articles  of  Incorporation  of  the  Registrant, dated April 29,
               1992.(a)

     (b)  --   Articles  of  Amendment,  dated  July  7,  1992,  to  Articles of
               Incorporation of Registrant. (a)

     (c)  --   Articles of Amendment, dated  October  17,  1994,  to Articles of
               Incorporation of Registrant. (a)

     (d)  --   Articles of Amendment, dated  October  17,  1994,  to Articles of
               Incorporation of Registrant. (a)

     (e)  --   Articles Supplementary, dated October  17,  1994,  to Articles of
               Incorporation of Registrant. (a)

2         --   By-Laws of the Registrant.(a)

3         --   Not Applicable.

4         --   Form  of  Agreement  and  Plan  of  Reorganization  between   the
               Registrant and Merrill Lynch Fund for Tomorrow, Inc. (included in
               Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement)

5         --   Copies  of  instruments  defining  the  rights  of  stockholders, including the relevant portions of the Articles of Incorporation, and the By-Laws of the Registrant.(b)

6    (a)  --   Management  Agreement  between Registrant and Merrill Lynch Asset
               Management, L.P. (a)

     (b)  --   Supplement to Management Agreement between Registrant and Merrill
               Lynch Asset Management, L.P. (c)

     (c)  --   Form  of  Sub-Advisory  Agreement  between  Merrill  Lynch  Asset
               Management,   L.P.   and  Merrill  Lynch  Asset  Management  U.K.
               Limited. (e)

7    (a)  --   Form  of  Class A Distribution  Agreement between  Registrant and
               Merrill Lynch Funds Distributor, Inc. (including Selected Dealers
               Agreement) (c)

     (b)  --   Form  of  Class  B  Distribution Agreement between Registrant and
               Merrill Lynch Funds Distributor, Inc. (including Selected Dealers
               Agreement) (c)

     (c)  --   Form  of  Class  C  Distribution Agreement between Registrant and
               Merrill Lynch Funds Distributor, Inc. (including Selected Dealers
               Agreement). (c)

     (d)  --   Form  of  Class  D  Distribution Agreement between Registrant and
               Merrill Lunch Funds Distributor, Inc. (including Selected Dealers
               Agreement). (c)

8         --   None.

9         --   Custody  Agreement  between  the  Registrant  and Chase Manhattan
               Bank, N.A. (a)

10   (a)  --   Form of  Class B  Distribution Plan and Class B Distribution Plan
               Sub-Agreement of Registrant. (c)

     (b)  --   Form  of  Class C Distribution Plan and Class C Distribution Plan
               Sub-Agreement of Registrant. (c)

     (c)  --   Form  of  Class D Distribution Plan and Class D Distribution Plan
               Sub-Agreement of Registrant. (c)

     (d)  --   Merrill  Lynch  Select Pricing(Service Mark) System Plan pursuant to Rule 18f-3.(d)

11        --   Opinion  and  Consent  of  Brown  & Wood  LLP,  counsel  for  the
               Registrant.(f)

12        --   Private Letter Ruling from the Internal Revenue Service.(f)

13        --   Not applicable.

14   (a)  --   Consent   of   Ernst   &  Young  LLP,  independent  auditors  for
               Registrant.(f)

     (b)  --   Consent of Deloitte & Touche LLP independent auditors for Merrill
               Lynch Fund For Tomorrow, Inc.(f)

15        --   Not applicable.

16        --   Power  of  Attorney  (Included  on  the  signature   page of this
               Registration Statement).

17   (a)  --   Prospectus  dated  November  26, 1997 and Statement of Additional
               Information dated November 26, 1997 of the Registrant.(f)

     (b)  --   Semi-Annual  Report  to  Stockholders  of the  Registrant for the
               six months ended February 28, 1998.(f)

     (c)  --   Prospectus  dated  April 30, 1998  and  Statement  of  Additional
               Information  dated  April  30,  1998 of  Merrill  Lynch Fund  For
               Tomorrow, Inc.(f)


______________

(a) Filed on December 21, 1995 as an Exhibit to Post-Effective Amendment No. 4 to the Registrant `s Registration Statement on Form N-1A (File No. 33-47875) under the Securities Act of 1933 (the "Registration Statement on Form N-1A").
(b) Reference is made to Article II, Article IV, Article V (sections 2, 3, 4 and 6), Article VI, Article VII and Article IX of the Registrant's Articles of Incorporation, previously filed as Exhibit (1) to the Registration Statement on Form N-1A, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws previously filed as Exhibit (2) to the Registration Statement on Form N-1A.
(c) Filed on October 13, 1994 as an Exhibit to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A.
(d) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed January 25, 1996.
(e) Filed on December 23, 1996 as an exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A.
(f)  To be filed by amendment.


ITEM 17.  UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The Registrant undertakes to file, by post-effective amendment, a copy of the Internal Revenue Service private letter ruling applied for, within a reasonable time after receipt of such ruling.



                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 28th day of July, 1998.

                                MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
                                         (Registrant)



                                     By  /s/ Arthur Zeikel
                                       _________________________________________
                                       (Arthur  Zeikel, President)

     Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn and Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signatures                                    Title                                        Date
              ----------                                    -----                                        ----
/s/ Arthur Zeikel                              President and Director                                 July 28, 1998
---------------------------------------           (Principal Executive Officer)
            (Arthur Zeikel)



/s/ Gerald M. Richard                          Treasurer (Principal Financial                         July 28, 1998
---------------------------------------                 and Accounting Officer)
          (Gerald M. Richard)



/s/ Joe Grills                                 Director                                               July 28, 1998
----------------------------------------
             (Joe Grills)


/s/ Walter Mintz                               Director                                               July 28, 1998
-----------------------------------------
            (Walter Mintz)



/s/ Robert S. Salomon, Jr.                     Director                                               July 28, 1998
-----------------------------------------
            (Robert S. Salomon, Jr.)



/s/ Melvin R. Seiden                           Director                                               July 28, 1998
-----------------------------------------
            (Melvin R. Seiden)



                                               Director                                                      , 1998
-----------------------------------------
            (Stephen B. Swensrud)